                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                          DENTSPLY INTERNATIONAL INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

--------------------------------------------------------------------------------

(Dentsply Logo)
                                             DENTSPLY INTERNATIONAL
                                             World Headquarters
                                             Susquehanna Commerce Center
                                             221 W. Philadelphia Street
                                             York, PA 17405-0872
                                             (717) 845-7511
                                             Fax (717) 854-2343

                                 April 11, 2005

Dear DENTSPLY Stockholder:

     You are cordially invited to attend the 2005 Annual Meeting of Stockholders to be held on Wednesday, May 11, 2005, at 9:30 a.m., at the Company's Employee Meeting Room at 570 West College Avenue, in York, Pennsylvania.

     The Annual Meeting will include voting on the matters described in the accompanying Notice of Annual Meeting and Proxy Statement, a report on Company operations and discussion.

     Whether or not you plan to attend, you can ensure that your shares are represented at the Annual Meeting by voting your proxy. You have three ways to vote your proxy. You may vote by mail by promptly completing, signing, dating and returning the enclosed proxy card in the envelope provided, you may vote by telephone by calling 1-800-690-6903 and following the instructions, or you may vote by internet by following the instructions on the proxy card or going to the internet at www.proxyvote.com and following the instructions on that site. Your vote is important. Please take a moment to vote through one of the above methods.

                                          Sincerely,

                                          /s/ John C. Miles II
                                          John C. Miles II
                                          Chairman of the Board

                          DENTSPLY INTERNATIONAL INC.
                          SUSQUEHANNA COMMERCE CENTER
                          221 WEST PHILADELPHIA STREET
                         YORK, PENNSYLVANIA 17405-0872

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON WEDNESDAY, MAY 11, 2005

                             ---------------------

     The Annual Meeting of Stockholders (the "Annual Meeting") of DENTSPLY International Inc., a Delaware corporation (the "Company"), will be held on Wednesday, May 11, 2005, at 9:30 a.m., local time, at the Company's Employee Meeting Room, 570 West College Avenue, York, Pennsylvania, for the following purposes:

          1. To elect four Class I directors to serve for a term of three years and until their respective successors are duly elected and qualified;

          2. To ratify the appointment of PricewaterhouseCoopers LLP, independent registered public accounting firm, to audit the books and accounts of the Company for the year ending December 31, 2005;

          3. To approve the Amended and Restated Dentsply International Inc. 2002 Equity Incentive Plan; and

          4. To transact such other business as may properly come before the Annual Meeting and any and all adjournments and postponements thereof.

     The Board of Directors fixed the close of business on March 24, 2005 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

     The enclosed proxy is solicited by the Board of Directors of the Company. Reference is made to the accompanying Proxy Statement for further information with respect to the business to be transacted at the Annual Meeting.

     A complete list of the stockholders entitled to vote at the Annual Meeting will be available during ordinary business hours for examination by any stockholder, for any purpose germane to the Annual Meeting, for a period of at least ten days prior to the Annual Meeting, at the office of the Company's Secretary, Susquehanna Commerce Center, 221 West Philadelphia Street, York, Pennsylvania.

     THE BOARD OF DIRECTORS URGES YOU TO VOTE YOUR PROXY EITHER BY MAIL OR THROUGH THE INTERNET. YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. THE VOTING OF YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE YOUR PROXY OR TO VOTE IN PERSON IF YOU DO ATTEND THE ANNUAL MEETING.

                                           By Order of the Board of Directors,
                                                     BRIAN M. ADDISON
                                              Vice President, Secretary and
                                                     General Counsel

York, Pennsylvania
April 11, 2005

             YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU
                           OWNED ON THE RECORD DATE.

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. OR, IF YOU WISH, YOU MAY PROVIDE YOUR PROXY INSTRUCTION USING THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE COMPANY OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN VOTING YOUR PROXY PROMPTLY.

                          DENTSPLY INTERNATIONAL INC.
                          SUSQUEHANNA COMMERCE CENTER
                          221 WEST PHILADELPHIA STREET
                         YORK, PENNSYLVANIA 17405-0872

                             ---------------------

                                PROXY STATEMENT

                             ---------------------

                              GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of DENTSPLY International Inc., a Delaware corporation ("DENTSPLY" or the "Company"), for use at the Company's 2005 Annual Meeting of Stockholders (together with any and all adjournments and postponements thereof, the "Annual Meeting") to be held on Wednesday May 11, 2005, at 9:30 a.m., local time, at the Company's Employee Meeting Room, 570 West College Avenue, York, Pennsylvania, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement, together with the foregoing Notice and the enclosed proxy card, are first being sent to stockholders on or about April 11, 2005.

     The Board of Directors fixed the close of business on March 24, 2005 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. On the record date, there were 80,581,511 shares of Common Stock of the Company, par value $.01 per share ("Common Stock"), outstanding and entitled to vote. Each share of Common Stock is entitled to one vote per share on each matter properly brought before the Annual Meeting. Shares can be voted at the Annual Meeting only if the stockholder is present in person or is represented by proxy. The presence, in person or by proxy, at the Annual Meeting of shares of Common Stock representing at least a majority of the total number of shares of Common Stock outstanding on the record date will constitute a quorum for purposes of the Annual Meeting.

     Whether or not you are able to attend the Annual Meeting, you are urged to vote your proxy, either by mail, telephone or the internet, which is solicited by the Company's Board of Directors and which will be voted as you direct. In the absence of instructions, shares represented by properly provided proxies will be voted as recommended by the Board of Directors.

     Any proxy may be revoked at any time prior to its exercise by attending the Annual Meeting and voting in person, by notifying the Secretary of the Company of such revocation in writing or by delivering a duly executed proxy bearing a later date, provided that such notice or proxy is actually received by the Company prior to the taking of any vote at the Annual Meeting.

     The cost of solicitation of proxies for use at the Annual Meeting will be borne by the Company. Solicitations will be made primarily by mail, facsimile or through the internet, and employees or agents of the Company may solicit proxies personally or by telephone.

     Brokers, banks and other nominee holders will be requested to obtain voting instructions of beneficial owners of stock registered in their names. The Company will reimburse these record holders for their reasonable out-of-pocket expenses incurred in doing so. Shares represented by a duly completed proxy submitted by a nominee holder on behalf of beneficial owners will be counted for quorum purposes, and will be voted to the extent instructed by the nominee holder on the proxy card or through the internet. The rules applicable to a nominee holder may preclude it from voting the shares that it holds on certain kinds of proposals unless it receives voting instructions from the beneficial owners of the shares (sometimes referred to as "broker non-votes").

                             ELECTION OF DIRECTORS

     The Restated Certificate of Incorporation and the by-laws of the Company provide that the number of directors (which is to be not less than three) is to be determined from time to time by resolution of the Board of Directors. The Board is currently comprised of ten persons.

     Pursuant to the Company's Restated Certificate of Incorporation, the members of the Board of Directors are divided into three classes. Each class is to consist, as nearly as may be possible, of one-third of the whole number of members of the Board. The term of the Class I directors expires at the Annual Meeting. The terms of the Class II and Class III directors will expire at the 2006 and 2007 Annual Meetings of Stockholders, respectively. At each Annual Meeting, the directors elected to succeed those whose terms expire are of the same class as the directors they succeed and are elected for a term to expire at the third Annual Meeting of Stockholders after their election and until their successors are duly elected and qualified. A director elected to fill a vacancy is elected to the same class as the director he/she succeeds, and a director elected to fill a newly created directorship holds office until the next election of the class to which such director is elected.

     The three incumbent Class I directors and a new director nominee, Mr. Francis J. Lunger, are nominees for election to the Board this year for a three-year term expiring at the 2008 Annual Meeting of Stockholders. In the election, the four persons who receive the highest number of votes actually cast will be elected. The proxy named in the proxy card and on the internet voting site intends to vote for the election of the three Class I nominees listed below unless otherwise instructed. If a holder does not wish his or her shares to be voted for a particular nominee, the holder must identify the exception in the appropriate space provided on the proxy card or on the internet site, in which event the shares will be voted for the other listed nominees. If any nominee becomes unable to serve, the proxy may vote for another person designated by the Board of Directors or the Board may reduce the number of directors. The Company has no reason to believe that any nominee will be unable to serve.

     The Company's by-laws require that stockholders seeking to nominate persons for election to the Board, or to propose other business to be brought before an Annual Meeting of Stockholders, comply with certain procedures. See "Stockholder Proposals for Proxy Statement and Nominations" in this Proxy Statement.

     Set forth below is certain information with regard to each of the nominees for election as Class I directors and each continuing Class II and Class III director.

                   NOMINEES FOR ELECTION AS CLASS I DIRECTORS

               NAME AND AGE                          PRINCIPAL OCCUPATION AND DIRECTORSHIPS
               ------------                          --------------------------------------
Dr. Michael C. Alfano.....................   Dr. Alfano has been the Dean and Professor of
    Age 57                                   Periodontics and Biological Sciences at the College of
                                             Dentistry, New York University since 1998. From 1982
                                             until 1998 he held a number of positions with Block
                                             Drug Company, including Senior Vice President for
                                             Research & Technology and President of Block
                                             Professional Dental Products Company. He served on the
                                             Board of Directors of Block Drug Company, Inc. from
                                             1988 to 1998. He serves as a member of or consultant to
                                             various public health organizations, including the
                                             Editorial Board of the American Journal of Dentistry
                                             since 1987, and has served on the Board of Overseers
                                             for the School of Dental Medicine at the University of
                                             Pennsylvania from 1992 to 2004. In addition, Dr. Alfano
                                             is a consultant to the Consumer Healthcare Product
                                             Association, and has been appointed as the industry
                                             representative to the Non-Prescription Drugs Advisory
                                             Committee of the FDA. He is a founding director and
                                             serves on the Executive Committee of the Friends of the
                                             National Institute for Dental and Craniofacial
                                             Research, and he is a founding director of the
                                             not-for-profit Santa Fe Group. He is also a Trustee of
                                             the New York State Dental Foundation. Dr. Alfano was
                                             appointed to the DENTSPLY Board of Directors in
                                             February, 2001.

               NAME AND AGE                          PRINCIPAL OCCUPATION AND DIRECTORSHIPS
               ------------                          --------------------------------------
Eric K. Brandt............................   Mr. Brandt is the Executive Vice President, Finance,
    Age 42                                   Strategy and Corporate Development and Chief Financial
                                             Officer of Allergan, Inc. Mr. Brandt joined Allergan in
                                             May 1999, and served as President of its Consumer Eye
                                             Care Business during 2001. Prior to joining Allergan,
                                             he was Vice President and Partner at Boston Consulting
                                             Group, and a senior member of the BCG Health Care and
                                             Operations practices. He currently serves on the Board
                                             of Vertex Pharmaceuticals, Inc. Mr. Brandt was
                                             appointed to the DENTSPLY Board of Directors in
                                             November 2004.
William F. Hecht..........................   Mr. Hecht is Chairman, President and Chief Executive
    Age 62                                   Officer of PPL Corporation, a diversified utility and
                                             energy services company. He was elected President and
                                             Chief Operating Officer in 1991 and has served in his
                                             present position since 1993. In addition to PPL
                                             Corporation, he serves on the Boards of PPL Electric
                                             Utilities Corporation and PPL Energy Supply, LLC,
                                             subsidiaries of PPL Corporation, and is a director of
                                             the Federal Reserve Bank of Philadelphia and
                                             RenaissanceRe Holdings Ltd. He also serves on the Board
                                             of a number of civic and charitable organizations. Mr.
                                             Hecht was appointed to the DENTSPLY Board of Directors
                                             in March 2001.
Francis J. Lunger.........................   Mr. Lunger served on the Board of Millipore Corporation
    Age 59                                   from 2001 until March 2005, including serving as
                                             Chairman from April 2002 until April 2004. Mr. Lunger
                                             joined Millipore in 1997 as Senior Vice President and
                                             Chief Financial Officer and held several executive
                                             management positions, which included serving as
                                             Executive Vice President and Chief Operating Officer
                                             from 2000 until 2001, and President and Chief Executive
                                             Officer from August 2001 until January 2005. Prior to
                                             joining Millipore, Mr. Lunger held executive management
                                             positions at Oak Industries, Inc., Nashua Corporation,
                                             and Raychem Corporation. He also serves on the Landmark
                                             School Board of Trustees.

                        DIRECTORS CONTINUING AS CLASS II

               NAME AND AGE                          PRINCIPAL OCCUPATION AND DIRECTORSHIPS
               ------------                          --------------------------------------
Leslie A. Jones...........................   Mr. Jones served as Chairman of the Board of the
    Age 65                                   Company from May 1996 to May 1998. From January 1991 to
                                             January 1992, he was a Senior Vice President and
                                             Special Assistant to the President of DENTSPLY
                                             International Inc. ("Old Dentsply") prior to its merger
                                             with Gendex Corporation ("Gendex") on June 11, 1993
                                             ("the "Merger"). Prior to that time, Mr. Jones served
                                             as Old DENTSPLY's Senior Vice President of North
                                             American Operations. Mr. Jones has served as a director
                                             of the Company since the Merger and prior thereto
                                             served as a director of Old DENTSPLY.
Gary K. Kunkle, Jr........................   Mr. Kunkle was appointed as Vice Chairman of the Board
    Age 58                                   and Chief Executive Officer of DENTSPLY in January
                                             2004. Prior to that, he had been the President and
                                             Chief Operating Officer of the Company since January
                                             1997. From January 1992 to January 1997, he served as
                                             President of Johnson & Johnson's Vistakon division. Mr.
                                             Kunkle chaired the Marketing Data Committee for the
                                             American Dental Trade Association until December 2003
                                             and joined the Board of Directors of The Perrigo
                                             Company in October 2002. He was appointed to the
                                             DENTSPLY Board of Directors in March 2002.

               NAME AND AGE                          PRINCIPAL OCCUPATION AND DIRECTORSHIPS
               ------------                          --------------------------------------
Edgar H. Schollmaier......................   Mr. Schollmaier held the position of President of Alcon
    Age 71                                   Laboratories, Inc. of Fort Worth, Texas, which is owned
                                             in part by Nestle S.A., from 1972 to 1997. He was
                                             Alcon's Chief Executive for the last twenty years of
                                             that term. He is a trustee of Texas Christian
                                             University. Mr. Schollmaier has served as a director of
                                             the Company since June 1996.

                  DIRECTORS CONTINUING AS CLASS III DIRECTORS

               NAME AND AGE                          PRINCIPAL OCCUPATION AND DIRECTORSHIPS
               ------------                          --------------------------------------
Paula H. Cholmondeley.....................   Ms. Cholmondeley is the Chief Executive Officer of the
    Age 57                                   Sorrel Group, a strategic planning and consulting firm.
                                             She served as the Vice President and General Manager of
                                             Specialty Products for Sappi Fine Paper, a subsidiary
                                             of Sappi Limited from April 2000 until January 2004,
                                             and prior to that from January 1998 until April 2000,
                                             she was a private consultant on strategic planning and
                                             Mergers and Acquisitions. From 1992 until January 1998,
                                             Ms. Cholmondeley held various management positions with
                                             Owens Corning, including General Manager of Residential
                                             Insulation. Ms. Cholmondeley served as a White House
                                             Fellow and a Special Assistant to the U.S. Trade
                                             Representative for several countries in the Far East
                                             from 1982 to 1983. She has also held a number of
                                             significant positions with other companies including
                                             managerial positions with Westinghouse Elevator
                                             Company, and as Chief Financial Officer and Senior Vice
                                             President for Blue Cross of Greater Philadelphia. She
                                             is an independent trustee of Gartmore Capital Mutual
                                             Fund. She also serves on the Boards of Terex
                                             Corporation, Ultralife Batteries, Albany International
                                             and Minerals Technologies, Inc. Ms. Cholmondeley was
                                             appointed to the DENTSPLY Board of Directors in
                                             September 2001.

Michael J. Coleman........................   Mr. Coleman is the President of Cape Publications and
    Age 61                                   Publisher of FLORIDA TODAY, Melbourne, Florida. He has
                                             been President of the Gannett Co., Inc., South
                                             Newspaper Group since 1991. From July 1986 to May 1991,
                                             Mr. Coleman was President and Publisher of the Rockford
                                             (Illinois) Register Star. Mr. Coleman is a member of
                                             the National Newspaper Association and the American
                                             Society of Newspaper Editors. He is Chairman of Cool
                                             Media Consultants Co. of Florida and serves as a
                                             director of Ron Jon Surf Shops. Mr. Coleman has served
                                             as a director of the Company since the merger of
                                             DENTSPLY International Inc. ("Old DENTSPLY") and Gendex
                                             Corporation ("Gendex") on June 11, 1993 (the "Merger"),
                                             and prior thereto as a director of Gendex.

John C. Miles II..........................   Mr. Miles has served as Chairman of the Board since May
    Age 63                                   20, 1998. In January 2004, he retired from his position
                                             as Chief Executive Officer, a position which he held
                                             since January 1, 1996. Mr. Miles served as Vice
                                             Chairman of the Board since January 1, 1997. Prior to
                                             January 1, 1996, he had been President and Chief
                                             Operating Officer since the Merger, and served as
                                             President and Chief Operating Officer of Old DENTSPLY
                                             commencing January 1990. Mr. Miles has been a director
                                             of the Company since the Merger and was a director of
                                             Old DENTSPLY commencing January 1990. Mr. Miles is
                                             currently serving as a director of Respironics, Inc.
                                             and Inamed Corporation.

               NAME AND AGE                          PRINCIPAL OCCUPATION AND DIRECTORSHIPS
               ------------                          --------------------------------------
W. Keith Smith............................   Keith Smith served as Senior Vice Chairman of Mellon
    Age 70                                   Financial Corporation and Mellon Bank, N.A., as well as
                                             a member of the Board of Directors from 1987 until
                                             1998. In his capacity as head of Mellon Trust, he
                                             served as Chairman and Chief Executive Officer of The
                                             Boston Company and Boston Safe Deposit Company, as well
                                             as Chairman of The Dreyfus Corporation and Buck
                                             Consultants Inc. Mr. Smith joined Mellon in 1987 as
                                             Vice Chairman and Chief Financial Officer of Mellon
                                             Bank Corporation and Mellon Bank, N.A., and served in
                                             that capacity until 1990. Mr. Smith is a Chartered
                                             Accountant and a member of the Financial Executives
                                             Institute. He serves on the Boards of Directors of PPL
                                             Corporation, Baytree National Bank & Trust Co., Baytree
                                             Bancorp, Invesmart Inc., West Penn Allegheny Health
                                             System and Allegeheny General Hospital. He also serves
                                             as a Director for the River City Brass Band Endowment,
                                             Robert Morris University, and the Greater Pittsburgh
                                             Council of the Boy Scouts of America. Mr. Smith has
                                             served as a director of the Company since the Merger
                                             and prior thereto served as a director of Old DENTSPLY.

VOTES REQUIRED

     The Class I directors will be elected by a plurality of the votes of shares present and entitled to vote. Accordingly, the four nominees for election as directors who receive the highest number of votes actually cast will be elected. Broker non-votes will be treated as shares that neither are capable of being voted nor have been voted and, accordingly, will have no effect on the outcome of the election of directors.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE NOMINEES FOR
                         ELECTION AS CLASS I DIRECTORS.

BOARD OF DIRECTORS AND COMMITTEES

     The Company's Board of Directors held six meetings during 2004, one of which was a telephone meeting. The Board of Directors has determined that the following directors are "independent" under the listing standards of The Nasdaq Stock Market, Inc. (the "Listing Standards"): Michael C. Alfano, Eric K. Brandt, Paula H. Cholmondeley, Michael J. Coleman, William F. Hecht, Leslie A. Jones, Edgar H. Schollmaier, and W. Keith Smith. Betty Jane Scheihing resigned from the Board June 1, 2004. The Board has an Executive Committee, an Audit and Information Technology Committee ("Audit Committee"), a Corporate Governance and Nominating Committee ("Governance Committee") and a Human Resources Committee. No directors attended fewer than 75% of the total number of meetings of the Board and the meetings of any committee of the Board on which a director served during the year ended December 31, 2004. The current composition and activities of the Committees are described below.

  EXECUTIVE COMMITTEE

     The Executive Committee acts for the Board and provides guidance to the executive officers of the Company between meetings of the Board. The members of the Executive Committee are Messrs. Miles (Chairman), Jones, and Smith. The Executive Committee held no meetings during 2004.

  AUDIT COMMITTEE

     The Audit Committee is responsible for selecting and retaining the independent registered public accounting firm, setting the independent registered public accounting firm's compensation, pre-approving all auditing and permitted non-audit services by the independent registered public accounting firm, reviewing with the independent registered public accounting firm the scope and results of the audit, reviewing the adequacy and effectiveness of the Company's system of internal control and performing the other duties set forth in the Audit Committee Charter (a copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix B).

     The members of the Audit Committee are Messrs. Schollmaier (Chairman), Brandt, Hecht, and Jones, and Ms. Cholmondeley, all of whom are independent as defined in the Listing Standards. The Board has determined that Messrs. Schollmaier and Brandt, and Ms. Cholmondeley are Audit Committee Financial Experts under the rules and regulations of the Securities and Exchange Commission. The Audit Committee held six meetings during 2004, two of which were telephone meetings.

  GOVERNANCE COMMITTEE

     The Governance Committee is responsible for identifying and recommending individuals as nominees to serve on the Board, reviewing and recommending Board policies and governance practices and appraising the performance of the Board and performing the other duties set forth in the Governance Committee Charter (a copy of the Governance Committee Charter is attached to this Proxy Statement as Appendix C). The members of the Committee are Messrs. Jones (Chairman) and Smith and Dr. Alfano, all of whom are independent as defined in the Listing Standards.

     It is the policy of the Governance Committee to consider any candidates for nomination to the Board who are recommended and submitted by security holders in accordance with the Company's by-laws (see Stockholder Proposals for Proxy Statement and Nominations in this Proxy Statement). No such candidates were submitted to the Company for consideration. The Governance Committee's policy is to evaluate any proposed candidates under the criteria utilized by the Governance Committee to evaluate all potential nominees, including, at a minimum, the following attributes:

     - the proven ability and experience to bring informed, thoughtful and well-considered opinions to corporate management and the Board;

     - the competence, maturity and integrity to monitor and evaluate the Company's management, performance and policies;

     - the willingness and ability to devote the necessary time and effort required for service on the Board;

     - the capacity to provide additional strength, diversity of view and new perceptions to the Board and its activities;

     - the necessary measure of self-confidence and articulateness to ensure ease of participation in Board discussion; and

     - who hold or have held a senior position with a significant business corporation or a position of senior leadership in an educational, medical, religious, or other non-profit institution or foundation of significance.

     When the Governance Committee engages in a process to identify director candidates, other than directors standing for re-election, the Governance Committee polls the existing directors for recommendations and sometimes utilizes the service of a search firm to identify potential candidates. All potential candidates are screened relative to their qualifications and go through an interview process with the Governance Committee and, if desired, by other members of the Board. When the Governance Committee uses a search firm, a fee is paid for such services. The Corporate Governance Committee held four meetings during 2004; three of which were telephone meetings.

  HUMAN RESOURCES COMMITTEE

     The Human Resources Committee is responsible for evaluating and administering compensation levels for all officers of the Company, reviewing and evaluating employee compensation generally, and employee benefit plans and other activities as set forth in the Human Resources Committee Charter (a copy of the Human Resources Committee Charter is attached to this Proxy Statement as Appendix D). Its current members are Messrs. Coleman (Chairman) and Smith and Dr. Alfano, all of whom are independent as defined in the Listing

Standards. Ms. Scheihing served on the committee until her resignation from the Board in June 2004. The Human Resources Committee met four times during 2004, one of which was a telephone meeting.

  ATTENDANCE AT ANNUAL MEETINGS

     The Company has no policy regarding the attendance of Board members at the Company's Annual Stockholders Meeting. In 2004, all Board members attended the Annual Meeting of Stockholders.

             RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

     The Audit Committee appointed PricewaterhouseCoopers LLP ("PwC"), independent registered public accounting firm, to audit the financial statements of the Company and to audit the Company's internal control over financial reporting for the year ending December 31, 2005.

     In connection with the audit of the Company's financial statements, it is expected that PwC will also audit the books and accounts of certain subsidiaries of the Company at the close of their current fiscal years. A representative of PwC will be present at the Annual Meeting and will have the opportunity to make a statement, if such person desires to do so, and to respond to appropriate questions.

     The proposal to ratify the appointment of PwC will be approved by the stockholders if it receives the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal. If there is an abstention noted on the proxy card for this proposal, the abstention will have the effect of a vote against the proposal even though the shares represented thereby will not be counted as having been voted for or against the proposal. Broker non-votes will be treated as shares not capable of being voted on the proposal and, accordingly, will have no effect on the outcome of voting on the proposal.

THE AUDIT COMMITTEE AND THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR RATIFICATION OF THE SELECTION OF PWC AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE
                                    COMPANY.

                  APPROVAL OF THE DENTSPLY INTERNATIONAL INC.
                2002 AMENDED AND RESTATED EQUITY INCENTIVE PLAN

     The Human Resources Committee ("HR Committee") of the Board, which has principal responsibility for the Company's compensation plans, has re-evaluated the long-term incentive compensation program of the Company. The HR Committee continues to believe that equity compensation is a very important part of the Company's compensation plan. As a result of the re-evaluation, the HR Committee determined it would be appropriate to increase the flexibility of the Company's equity incentive compensation plan to allow for the granting of forms of equity compensation, other than stock options. On March 22, 2005, with the recommendation of the HR Committee, the Board approved an amendment and restatement of the DENTSPLY International Inc. 2002 Stock Option Plan (the "2002 Plan"). The amendment and restatement of the 2002 Plan changes the name of the 2002 Plan to the "DENTSPLY International Inc. 2002 Amended and Restated Equity Incentive Plan" (the "Equity Incentive Plan") and amends the 2002 Plan in the manner described below. The Board determined to submit the Equity Incentive Plan to the stockholders for approval at the Annual Meeting. The stockholders are being asked to approve the Equity Incentive Plan in the form attached hereto as Appendix A. If the Equity Incentive Plan is not approved by stockholders, the 2002 Plan will continue in effect in accordance with its terms.

     The amendments to the 2002 Plan do not increase the number of shares of common stock which can be granted under the Equity Incentive Plan from the number that was authorized for issuance under the 2002 Plan. The purpose of the amendments to the 2002 Plan is to provide more flexibility with respect to the types of equity incentive compensation that can be granted to key employees and other participants in the Plan. In addition, the HR Committee determined that the Plan should be amended to extend to one year the period during which certain awards may be exercised following a grantee's death or disability, and to provide for change of control acceleration if a grantee's employment is terminated in certain circumstances following a reorganization, merger or other business combination.

     The following is a summary of the principal features of the Equity Incentive Plan. The summary, however, does not purport to be a complete description of all of the provisions of the Equity Incentive Plan. The summary is qualified in its entirety by reference to the full text of the Equity Incentive Plan, a copy of which is attached hereto as Appendix A.

GENERAL PROVISIONS

     Types of Award. Stock options ("Options"), stock which is subject to certain forfeiture risks and restrictions ("Restricted Stock"), stock delivered upon vesting of units ("Restricted Stock Units") and stock appreciation rights ("Stock Appreciation Rights") may be awarded under the Equity Incentive Plan (collectively, "Awards").

     Administration. The Equity Incentive Plan is administered by the Human Resources Committee, or a Subcommittee thereof (the "Committee"), of the Board. The Committee is comprised of two or more members of the Board, each of whom qualifies as a "Non-Employee Director" as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), or any successor rule or regulation, "independent directors" as defined in Section 4200(15) of the Marketplace Rules of The Nasdaq Stock Market and "outside directors" as defined in Section 162(m) or any successor provision of the Code and applicable Treasury regulations thereunder, if such qualification is deemed necessary in order for the grant or the exercise of Options under the Equity Incentive Plan to qualify for any tax or other material benefit to participants or the Company under applicable law. Subject to the express provisions of the Equity Incentive Plan, the Committee will have sole discretion concerning all matters relating to the Equity Incentive Plan and Awards, including, without limitation, those persons to whom Awards will be granted, the number of shares subject to each Award and the vesting schedule and expiration date of such Award.

     Eligibility. The Committee will select those officers and other key employees of the Company, including members of the Board who are also employees ("Employee Directors") and consultants and advisors to the Company to participate in the Equity Incentive Plan on the basis of the importance of their services in the management, development and operations of the Company. Officers, other key employees and Employee Directors are collectively referred to as "Key Employees." Members of the Board who are not employees of the Company ("Outside Directors") may participate in the Equity Incentive Plan in accordance with the provisions described below.

     Shares Available. Awards with respect to an aggregate of seven million (7,000,000) shares of Common Stock (plus any shares of Common Stock covered by any unexercised portion of canceled or terminated stock options granted under the DENTSPLY International Inc. 1993 Stock Option Plan or 1998 Stock Option
Plan), may be granted under the Equity Incentive Plan (the "Maximum Number"). Since Awards have already been made under the 2002 Plan, subject to the adjustment described below, the current number of shares available for issuance under the Equity Incentive Plan is 5,157,752. The Maximum Number will be increased on January 1 of each calendar year during the term of the Equity Incentive Plan to equal seven percent (7%) of the outstanding shares of Common Stock on such date, in the event that 7,000,000 shares is less than seven percent (7%) of the outstanding shares of Common Stock on such date, prior to such increase, provided that notwithstanding any such adjustment in the Maximum Number, all Awards granted under the Plan, subject to forfeitures or cancellations, shall be counted against the Maximum Number. Notwithstanding the foregoing, and subject to adjustment as provided below, (i) Options with respect to no more than one million (1,000,000) shares of Common Stock may be granted as ISOs under the Plan, (ii) no more than two million (2,000,000) shares may be awarded as Restricted Stock or Restricted Stock Units under the Plan, and (iii) in any calendar year no Key Employee may be granted Options or Stock Appreciation Rights with respect to more than five hundred thousand (500,000) shares of Common Stock or Restricted Stock and Restricted Stock Units in excess of 150,000 shares of Common Stock. Any shares of Common Stock reserved for issuance upon exercise of Options or Stock Appreciation Rights which expire, terminate or are cancelled, and any shares of Common Stock subject to any grant of Restricted Stock or Restricted Stock Units which are forfeited, may again be subject to new Awards under the Plan.

     Adjustments. The number of shares of Common Stock subject to the Equity Incentive Plan, the exercise price of Awards and the number of shares available for Awards subsequently granted under the Equity Incentive Plan will be appropriately adjusted to reflect any stock dividend, stock split or combination of shares. In the event of any merger, consolidation or reorganization of the Company, there will be substituted on an equitable basis for each share of Common Stock then subject to the Equity Incentive Plan and for each share of Common Stock then subject to an Award granted under the Equity Incentive Plan, the number and kind of shares of stock, other securities, cash or other property to which the holders of Common Stock of the Company are entitled pursuant to such transaction.

OPTIONS

     Subject to the terms of the Equity Incentive Plan, the Committee may from time to time grant Options which are incentive stock options ("ISOs") meeting the requirements of Section 422 of the Code, or options which do not meet such requirements ("Nonqualified Options" or "NSOs"), to Key Employees of the Company; provided, however: (a) the exercise price per share of each ISO will be the fair market value of a share of Common Stock on the date such ISO is granted; (b) the aggregate fair market value (determined with respect to each ISO at the time such Option is granted) of the shares of Common Stock with respect to which ISOs are exercisable for the first time by an Optionee during any calendar year (under all incentive stock option plans of the Company) will not exceed $100,000; and (c) if an ISO is granted to an individual who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, (i) the exercise price of each ISO will not be less than one hundred ten percent (110%) of the fair market value of a share of Common Stock on the date the ISO is granted, and (ii) the ISO will expire and all rights to purchase shares thereunder will cease no later than the fifth anniversary of the date the ISO was granted. NSOs granted to Key Employees will be in such form and subject to such restrictions and other terms and conditions as the Committee may determine, provided, however, that the exercise price per share of each NSO will not be less than the fair market value of a share of Common Stock on the date the NSO is granted. Each Option will vest in three equal annual installments commencing on the first anniversary of the date of grant, provided, however, that the Committee, in its sole discretion, will have the authority to shorten or lengthen the exercise period with respect to any or all Options, or any part thereof, granted to Key Employees.

STOCK APPRECIATION RIGHTS

     The Committee may award Stock Appreciation Rights in tandem with another Award, in addition to another Award, or freestanding and unrelated to another Award. The Committee will determine the number of shares of Common Stock to be issued pursuant to a Stock Appreciation Right Award, the grant price and the conditions and limitations applicable to the exercise. A Stock Appreciation Right entitles the recipient to receive, upon exercise, an amount equal to the product of (a) the excess of the fair market value of a share of Common Stock on the date of exercise over the grant price and (b) the number of shares of Common Stock as to which the Stock Appreciation Right is being exercised. Payment will be made by the Company solely in shares of Common Stock, provided that, the Stock Appreciation Rights which are settled shall be counted in full against the number of shares available for award under the Plan, regardless of the number of shares of Common Stock issued upon settlement of the Stock Appreciation Right. Stock Appreciation Rights will vest with respect to one-third of the total number of shares of Common Stock subject to the Stock Appreciation Right on the first anniversary following the date of grant, and with respect to an additional one-third of the total number of shares of Common Stock subject to the Stock Appreciation Right, on each of the second and third anniversaries. The Committee, in its sole discretion, may shorten or lengthen the vesting schedule. Notwithstanding the foregoing, a tandem stock appreciation right will be exercisable at such time or times and only to the extent that the related Award is exercisable.

RESTRICTED STOCK AND RESTRICTED STOCK UNITS

     The Committee may award shares of Restricted Stock and/or Restricted Stock Units on such terms as it deems advisable. Restrictions on shares of Restricted Stock and/or Restricted Stock Units will lapse over a period of time or according to such other criteria (including performance-based criteria) as the Committee deems appropriate (the "Restricted Period"). During the Restricted Period, the recipient may not sell or otherwise dispose of the shares of Restricted Stock or Restricted Stock Units. During the Restricted Period, the recipient will have the right to vote shares of Restricted Stock and to receive any dividends or other distributions paid on such shares of Restricted Stock, subject to any restrictions deemed appropriate by the Committee. All restrictions imposed on Restricted Stock and/or Restricted Stock Units will lapse upon the expiration of the applicable Restricted Period and the satisfaction of all conditions imposed by the Committee. Upon the lapse of restrictions with respect to any Restricted Stock Units, the value of such Restricted Stock Units will be paid to the recipient in shares of Common Stock (determined as of the date on which restrictions with respect to such Restricted Stock Units lapse).

GRANTS TO OUTSIDE DIRECTORS

     All grants of Awards to Outside Directors will be automatic and non-discretionary. Each individual who becomes an Outside Director (other than an Outside Director who was previously an Employee Director) will be granted a NSO to purchase nine thousand (9,000) shares of Common Stock on the date he or she becomes an Outside Director. Each individual who is an Employee Director and who thereafter becomes an Outside Director will be granted automatically a NSO to purchase nine thousand (9,000) shares of Common Stock on the third anniversary of the date such Employee Director was last granted an Option. Thereafter, each Outside Director who is re-elected to the Board will be granted an additional NSO to purchase nine thousand (9,000) shares of Common Stock on the third anniversary of the date such Outside Director was last granted an Option. The exercise price of each NSO granted to an Outside Director will be the fair market value of the Common Stock subject to the Option on the date on which the Option is granted. Each such NSO will vest in three equal annual installments commencing on the first anniversary of the date of grant. The Board of Directors may determine that, in lieu of being granted NSOs, an Outside Director may be granted an Award of shares of Restricted Stock, Restricted Stock Units and/or Stock Appreciation Rights. In any such event, the restrictions as to such Award of Restricted Stock and/or Restricted Stock Units shall lapse, and any such Award of Stock Appreciation Rights shall vest, in accordance with the vesting schedule set forth above.

EFFECT OF TERMINATION OF EMPLOYMENT

     Except in the event of death, disability, retirement or a "Change in Control" or as otherwise determined by the Committee, the right to exercise any Option or Stock Appreciation Right held by a participant whose employment with the Company or service on the Board is terminated for any reason other than "Cause" (as defined in the Equity Incentive Plan) will terminate 90 days following the date of termination of employment or service on the Board. The right to exercise any Option or Stock Appreciation Right held by a recipient whose employment with the Company is terminated for "Cause" will terminate on the date of termination of employment. Unless otherwise provided in the Equity Incentive Plan or determined by the Committee, vesting of Options and Stock Appreciation Rights ceases upon termination of a recipient's employment or relationship with the Company.

     If a recipient who has received Restricted Stock and/or Restricted Stock Units ceases to be employed by the Company during the Restricted Period, or if other specified conditions are not met, the Restricted Stock and/or Restricted Stock Units will terminate as to all shares covered by the Award as to which the restrictions have not lapsed, and, in the case of Restricted Stock, those shares of Common Stock shall be canceled in exchange for the purchase price, if any, paid by the recipient for such shares. The Committee may provide, however, for complete or partial exceptions to this requirement as it deems appropriate.

     In the event of the death or Disability (as defined in the Equity Incentive
Plan) of a recipient during employment with the Company or service on the Board, all Options and Stock Appreciation Rights held by the recipient will become fully exercisable on such date of death or Disability, all restrictions and conditions on all Restricted Stock and/or Restricted Stock Units held by the recipient will lapse on such date of death or Disability and the recipient (estate in the case of death) will have one (1) year from the date of death or disability to exercise any NSOs and Stock Appreciation Rights.

     If a recipient who is not a director of the Company retires at or after age 65 or at or after age 60 with a minimum of 15 years of service with the Company,
(a) the Options and Stock Appreciation Rights held by such recipient will become fully exercisable as of the date of such retirement and expire on the earlier of the fifth anniversary of the date of such retirement or the date that they expire in accordance with their terms and (b) all restrictions and conditions on all Restricted Stock and/or Restricted Stock Units held by such Key Employee shall lapse on the date of such retirement. If the service of an Outside Director is terminated in accordance with the Company's retirement policy for directors, (a) all Options held by such director shall become fully exercisable on the date of such retirement and expire on the earlier of the fifth anniversary of the date of such retirement or the date that they expire in accordance with their terms and (b) all restrictions and conditions on all Restricted Stock and/or Restricted Stock Units held by such Outside Director shall lapse on the date of such retirement. If a Key Employee who is an Employee Director terminates employment with the Company at or after age 65 or at or after age 60 with a minimum of 15 years of service with the Company and continues to serve as a director, then upon the retirement of such director from the board (a) all Options held by such director shall become fully exercisable on the date of such retirement and each of the Options held by such director shall expire on the earlier of the fifth anniversary of the date of such retirement or the date that they expire in accordance with their terms and (b) all restrictions and conditions on all Restricted Stock and/or Restricted Stock Units held by such director shall lapse on the date of such retirement.

EXERCISE OF OPTIONS

     Except as otherwise provided in the Equity Incentive Plan or in any Option agreement or grant certificate, the Optionee will pay the full exercise price of each Option upon the date of exercise of such Option (a) in cash, (b) pursuant to a cashless exercise arrangement with a broker on such terms as the Committee may determine, (c) by delivering shares of Common Stock held by the Optionee for at least six (6) months and having an aggregate fair market value on the date of exercise equal to the Option exercise price, (d) in the case of a Key Employee, by such other medium of payment as the Committee, in its sole discretion, will authorize, or (e) by any combination of (a), (b), (c), and (d).

WITHHOLDING OBLIGATIONS

     The Company has the right to withhold from any Award, from any payment due or transfer made under any Award or under the Equity Incentive Plan or from any compensation or other amount owing to a participant the amount (in cash, shares or other property) of any applicable withholding or other taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Equity Incentive Plan and to take such other action as may be necessary in the opinion of the Committee to satisfy all obligations for the payment of such taxes.

CHANGE IN CONTROL

     Immediately upon a "Change in Control" (as defined in the Equity Incentive
Plan), all outstanding Options and Stock Appreciation Rights, whether or not otherwise exercisable as of the date of such Change in Control, will become fully exercisable and all restrictions thereon will terminate in order that optionees may fully realize the benefits thereunder, and all restrictions and conditions on all Restricted Stock and Restricted Stock Units granted to Key Employees or Outside Directors shall lapse upon the effective date of the Change of Control. The Committee may determine in its discretion (but shall not be obligated to do so) that any or all holders of outstanding Options and Stock Appreciation Right Awards which are exercisable immediately prior to a Change of Control (including those that become exercisable upon the Change in Control) will be required to surrender them in exchange for a payment, in cash or Common Stock as determined by the Committee, equal to the value of such Options and Stock Appreciation Rights (as determined by the Committee in its discretion), with such payment to take place as of the date of the Change in Control or such other date as the Committee may prescribe. The acceleration described above also applies if following a reorganization, merger or combination in which new shareholders comprise at least forty-five percent (45%) of the ownership of the Common Stock or voting power in the Company, a Key Employee grantee's employment is terminated other than for Cause (as defined in the Plan) or if a Key Employee grantee voluntarily terminates his or her employment in certain circumstances.

TERMINATION, AMENDMENT AND TERM OF THE EQUITY INCENTIVE PLAN

     The Board or the Committee may terminate, suspend, or amend the Equity Incentive Plan, in whole or in part, from time to time, without the approval of the stockholders of the Company provided, however, that no amendment will be effective until approved by the stockholders of the Company if such stockholder approval is required in order for the Equity Incentive Plan to continue to satisfy the requirements of applicable tax or other laws. No amendment or termination of the Equity Incentive Plan will adversely affect any Option theretofore granted without the consent of the Optionee. Unless earlier terminated in accordance herewith, the Equity Incentive Plan will terminate on March 22, 2012. Termination of the Equity Incentive Plan will not affect Awards previously granted thereunder.

NEW EQUITY INCENTIVE PLAN BENEFITS

     As described above, the Key Employees of the Company who receive Awards under the Equity Incentive Plan are to be determined by the Committee in its discretion. Accordingly, it is not possible to predict the amounts that will be received by or allocated to particular Key Employees or groups of Key Employees under the Equity Incentive Plan. Pursuant to the terms of the Equity Incentive Plan, each Outside Director receives an automatic grant of an NSO to purchase 9,000 shares of Common Stock on the date he or she becomes an Outside Director. Each individual who is an Employee Director and who thereafter becomes an Outside Director will be granted automatically a NSO to purchase 9,000 shares of Common Stock on the third anniversary of the date such Employee Director was last granted an Option. Thereafter, each Outside Director who is re-elected to the Board will be granted an additional NSO to purchase 9,000 shares of Common Stock on the third anniversary of the date such Outside Director was last granted an Option. If the Equity Incentive Plan is approved, Outside Directors will continue to receive grants of NSOs under the same guidelines described above. No dollar value is assigned to the NSOs because their exercise price will be the fair market value of the Company's Common Stock on the date of grant.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief summary of the federal income tax consequences of awards under the Plan based upon current federal income tax laws. The summary is not intended to be comprehensive and, among other things, does not describe state, local or foreign tax consequences.

     The award of an ISO will have no immediate tax consequences to the Company or the optionee. However, in the year of exercise, the difference between the fair market value of the shares at the time of exercise and the exercise price of the Option is an item of tax preference subject to the possible application of the alternative minimum tax. If an optionee does not dispose of shares received upon exercise of an ISO for at least two years after the date of the ISO award and for at least one year from the date of exercise (a "disqualifying disposition"), gain or loss on a subsequent sale or exchange of the shares will be a capital gain or loss in the amount of the difference between the amount realized on the sale or exchange and the exercise price (or the recipient's other tax basis in the shares) at a tax rate which will depend on the length of time the shares were held and other factors. If there is a disqualifying disposition, the optionee generally will recognize compensation income equal to the lesser of (i) the excess of the fair market value of the shares on the exercise date over the exercise price, or (ii) the excess of the amount realized on disposition over the exercise price. Any additional gain will be taxable as a capital gain, and any loss will be treated as a capital loss. Upon any such disqualifying disposition by an optionee, the Company will be entitled to a deduction in the amount of compensation income realized by the optionee.

     The award of an NSO will have no immediate tax consequences to the Company or the optionee. Upon exercise of a NSO, an optionee will recognize ordinary income in an amount equal to the difference between the exercise price of the NSO and the fair market value of the shares on the date of exercise. The Company will be entitled to a corresponding tax deduction at the time of exercise.

     The award of a stock appreciation right will have no immediate tax consequences to the Company or the recipient. Upon exercise of the Stock Appreciation Right, the recipient will recognize ordinary income in an amount equal to the difference between the grant price of the Stock Appreciation Right and the fair market value of the shares received.

     The grant of Restricted Stock normally will not result in the recognition of taxable income if the stock is not transferable and is subject to a substantial risk of forfeiture for federal tax purposes. When the stock is either transferable or is no longer subject to a substantial risk of forfeiture, the recipient will have taxable income in an amount equal to the fair market value of the shares (less any amount paid for the shares) at that time and the Company will have a corresponding deduction. Alternatively, the recipient of Restricted Stock may elect to recognize taxable income when Restricted Stock is granted. This election is referred to as a "section 83(b) election." The amount of the taxable income will be an amount equal to the fair market value of the shares (less any amount paid for the shares) on the date of grant. Any gain or loss recognized by the recipient upon a later sale of the shares will be capital gain or loss. If a recipient chooses to make a section 83(b) election at the time of an award of Restricted Stock and then forfeits the shares (for example, by terminating employment during the Restriction Period), the recipient will not be entitled to any tax deduction or tax refund with respect to the tax previously paid.

     The grant of a Restricted Stock Unit will not result in the recognition of taxable income. Taxation is deferred until shares are actually delivered upon vesting of the Restricted Stock Unit. The Company is entitled to a tax deduction upon inclusion in the recipient's income of the value of the shares delivered. Restricted Stock Units do not qualify for the 83(b) election, because the Restricted Stock Unit does not represent actual property, like a share of stock, but is simply a promise by the Company to issue fully-vested shares in the future if the recipient completes the requisite service period.

VOTE REQUIRED

     The proposal to approve the Equity Incentive Plan will be approved by the stockholders if it receives the affirmative vote of a majority of the shares present and entitled to vote on the proposal. If a proxy card is specifically marked as abstaining from voting on the proposal to approve the Equity Incentive Plan, the abstention will have the effect of a vote against the proposal, even though the shares represented thereby will not be counted as having been voted against the proposal. Broker non-votes will be treated as shares not capable of being voted on the proposal and, accordingly, will have no effect on the outcome of voting on the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE AMENDED AND RESTATED EQUITY INCENTIVE PLAN

       SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

     The following table provides information at December 31, 2004 regarding compensation plans and arrangements under which equity securities of DENTSPLY are authorized for issuance.

                                                                                       NUMBER OF SECURITIES
                                                                                        REMAINING AVAILABLE
                                                                                        FOR FUTURE ISSUANCE
                                         NUMBER OF SECURITIES                              UNDER EQUITY
                                          TO BE ISSUED UPON       WEIGHTED AVERAGE      COMPENSATION PLANS
                                             EXERCISE OF         EXERCISE PRICE OF     (EXCLUDING SECURITIES
                                         OUTSTANDING OPTIONS,   OUTSTANDING OPTIONS,    REFLECTED IN COLUMN
             PLAN CATEGORY               WARRANTS AND RIGHTS    WARRANTS AND RIGHTS            (A))
             -------------               --------------------   --------------------   ---------------------
Equity compensation plans approved by
  security holders (1).................       6,934,955                34.76               5,249,382 (2)
Other equity compensation plans not
  approved by security holders(3)......         117,468                  n/a                        n/a
                                              ---------
Total..................................       7,052,423

1) Consists of the DENTSPLY International Inc. 1993 Stock Option Plan, 1998 Stock Option Plan and 2002 Stock Option Plan.

2) The maximum number of shares available for issuance under the 2002 Stock Option Plan is 7,000,000 shares of common stock (plus any shares of common stock covered by any unexercised portion of canceled or terminated stock options granted under the 1993 Stock Option Plan or 1998 Stock Option Plan) (the

   "Maximum Number"). The Maximum Number (which includes shares already granted as options under the plan which are not forfeited) may be increased on January 1 of each calendar year during the term of the 2002 Stock Option Plan to equal 7% of the outstanding shares of common stock on such date, prior to such increase if greater than 7,000,000.

3) See below for a description of the Directors' Deferred Compensation Plan and the Supplemental Executive Retirement Plan pursuant to which shares of common stock may be issued to outside directors and certain management employees.

DIRECTORS DEFERRED COMPENSATION PLAN

     Effective January 1, 1997, the Company established a Directors' Deferred Compensation Plan (the "Deferred Plan"). The Deferred Plan permits non-employee directors to elect to defer receipt of directors fees or other compensation for their services as directors. Non-employee directors can elect to have their deferred payments administered as a cash with interest account or a stock unit account, with stock units being distributed in the form of Common stock at the time of distribution. Distributions to a director under the Deferred Plan will not be made to any non-employee director until the non-employee director ceases to be a member of the Board of Directors. Upon ceasing to be a member of the Board of Directors, the deferred non-employee director fees are paid based on an earlier election to have their accounts distributed immediately or in annual installments for up to ten (10) years.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

     Effective January 1, 1999, the Board of Directors of the Company adopted a Supplemental Executive Retirement Plan (the "Plan"). The purpose of the Plan is to provide additional retirement benefits for a limited group of management employees whom the Board concluded were not receiving competitive retirement benefits. No actual benefits are put aside for participants and the participants are general creditors of the Company for payment of the benefits upon retirement or termination from the Company. Participants can elect to have these benefits administered as a cash with interest or stock unit account, with stock units being distributed in the form of Common stock at the time of distribution. Upon retirement/termination, the participant is paid the benefits in their account based on an earlier election to have their accounts distributed immediately or in annual installments for up to five (5) years.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION

     The following table sets forth the compensation earned by the Company's chief executive officer and the four other highest-paid executive officers of the Company whose salary and bonus for the year ended December 31, 2004 were in excess of $100,000 (collectively, the "named executive officers") for each of the last three fiscal years.

                           SUMMARY COMPENSATION TABLE

                                       ANNUAL COMPENSATION                         LONG-TERM COMPENSATION
                             ---------------------------------------   ----------------------------------------------
                                                                              AWARDS                  PAYOUTS
                                                                       ---------------------   ----------------------
                                                           OTHER       RESTRICTED
                                                           ANNUAL        STOCK      OPTIONS/    LTIP      ALL OTHER
                                    SALARY     BONUS    COMPENSATION    AWARD(S)      SARS     PAYOUTS   COMPENSATION
NAME AND PRINCIPAL POSITION  YEAR     ($)       ($)         ($)           ($)         (#)        ($)         ($)
---------------------------  ----   -------   -------   ------------   ----------   --------   -------   ------------
Gerald K. Kunkle, Jr. ....   2004   640,000   567,700         --            --      133,117       --     103,675 (2)
  Vice Chairman of the       2003   512,000   340,800         --            --      198,300       --      92,971 (2)
  Board and Chief Executive  2002   460,000   362,400         --            --      106,400       --      75,451 (2)
  Officer (1)

Thomas L. Whiting.........   2004   450,000   324,300         --            --       76,067       --      74,471 (2)
  President and Chief        2003   370,000   213,900         --            --       97,400       --      63,168 (2)
  Operating Officer (3)      2002   325,000   235,200         --            --       65,500       --      48,771 (2)

Rudolph Lehner............   2004   428,385   312,748         --            --       20,918       --     101,348 (5)
  Senior Vice President (4)  2003   384,733   276,331         --            --       29,800       --      70,629 (5)
                             2002   310,283   230,868         --            --       34,500       --      41,766 (5)

Bret W. Wise..............   2004   341,000   208,000         --            --       30,427       --      47,594 (2)
  Executive Vice President   2003   325,000   183,000         --            --       29,800       --      52,074 (2)
  (6)                        2002    25,025   250,000         --            --       54,500       --       2,942 (2)

J. Henrik Roos............   2004   291,000   186,800         --            --       20,918       --      25,575 (2)
  Senior Vice President (7)  2003   281,000    39,600         --            --       29,800       --      32,764 (2)
                             2002   269,000   139,800         --            --       34,500       --      32,814 (2)

(1) Mr. Kunkle was appointed Vice Chairman of the Board and Chief Executive Officer effective January 1, 2004.

(2) Consists of amounts contributed to The DENTSPLY International Inc. Employee Stock Ownership Plan (the "Company ESOP") and allocations to the Company's Supplemental Executive Retirement Plan ("SERP"). Under the Internal Revenue Code (the "Code"), the maximum amount that can be contributed annually to the Company ESOP in respect of any employee is generally an amount equal to the lesser of $41,000 or 25% of such employee's covered compensation. Employee interests in the Company ESOP and SERP are subject to vesting in accordance with the respective plans.

(3) Mr. Whiting was appointed President and Chief Operating Officer effective January 1, 2004.

(4) Mr. Lehner has been an employee of the Company since October 1, 2001. His compensation is paid in Euros. The exchange rates used to determine the U.S. dollar equivalents for 2004, 2003 and 2002 were 1.3557, 1.2532 and 1.0494, respectively.

(5) Includes allocations to the Company's SERP and compensation for the tax effect of a company car which is treated as a benefit in kind.

(6) Mr. Wise was appointed Executive Vice President effective January 10, 2005.

(7) Mr. Roos has been an employee of the Company since August 1, 1993.

     The following table sets forth certain information with respect to grants of options during the year ended December 31, 2004 and their potential realizable values.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                        INDIVIDUAL GRANTS
                                       ---------------------------------------------------
                                                      % OF TOTAL
                                                       OPTIONS
                                                      GRANTED TO    EXERCISE                  GRANT DATE
                                         OPTIONS     EMPLOYEES IN     PRICE     EXPIRATION     PRESENT
                NAME                   GRANTED (#)   FISCAL YEAR    ($/SHARE)      DATE      VALUE ($)(1)
                ----                   -----------   ------------   ---------   ----------   ------------
Gerald K. Kunkle, Jr. ...............    133,117        11.80         54.90     12/13/2014    1,836,123
Thomas L. Whiting....................     76,067         6.74         54.90     12/13/2014    1,049,215
Rudolf Lehner........................     20,918         1.85         54.90     12/13/2014      288,528
Bret W. Wise.........................     30,427         2.70         54.90     12/13/2014      419,689
J. Henrik Roos.......................     20,918         1.85         54.90     12/13/2014      288,528

(1) Determined using the Black-Scholes option-pricing model with the following assumptions: expected dividend yield 0.44%, risk-free interest rate 3.62%, expected volatility 20%, and expected life 5.5 years.

     The following table sets forth certain information with respect to the exercise of options during the year ended December 31, 2004 and the value of options held at that date.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                               NUMBER OF UNEXERCISED         VALUE OF UNEXERCISED
                                                                  OPTIONS HELD AT           IN-THE-MONEY OPTIONS AT
                                                                  FISCAL YEAR-END           FISCAL YEAR-END ($)(1)
                           SHARES ACQUIRED      VALUE       ---------------------------   ---------------------------
          NAME             ON EXERCISE (#)   REALIZED ($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
          ----             ---------------   ------------   -----------   -------------   -----------   -------------
Gerald K. Kunkle, Jr. ...          --                --       675,983        300,784      20,627,845      2,430,907
Thomas L. Whiting........      59,100         1,729,057       288,834        162,833       8,659,267      1,292,737
Rudolf Lehner............          --                --        72,084         52,284       1,540,628        485,141
Bret W. Wise.............          --                --        46,267         68,460         817,097        625,709
J. Henrik Roos...........      48,100         1,375,535       170,234         52,284       4,973,594        485,141

(1) Represents the difference between the last reported sale price of the Common Stock as reported on the NASDAQ National Market on December 31, 2004 ($56.20) and the exercise price of the options, multiplied by the number of shares of Common Stock issuable upon exercise of the options.

EMPLOYMENT AGREEMENTS

     The Company is party to employment agreements with all of the named executive officers. Each of these employment agreements provides that, upon termination of such individual's employment with the Company as a result of the employee's death, the Company is obligated to pay the employee's estate the then current base compensation of the employee for a period of one year following the date of the employee's death, together with the employee's pro rata share of any incentive or bonus payments for the period prior to the employee's death in the year of such death. Each of the employment agreements also provides that, in the event that the employee's employment is terminated by the Company (without "cause," as defined in the employment agreements) or by the employee with "good reason" (as described in the employment agreements), (i) the Company will be obligated to pay the employee for a period of two years subsequent to termination of employment at the rate paid to the employee during the prior 12 month period, and (ii) the employee will be entitled to receive the benefits that would have been accrued by him during the two year period following termination of employment under employee benefit plans, programs or other arrangements of the Company or any of its affiliates in which the employee participated before the termination of his employment. In the event that such termination of employment is made by the Company without cause or by the employee with good reason after a "change in control" (as defined in the employment agreements), the employee may require the Company to pay to the employee, within five days after the employee's request for such payment, the present value of the amounts that would have been payable to him under the employment agreement during the two year period following such termination of employment.

     The Company has also entered into employment agreements with certain other members of senior management having terms substantially similar to those described above.

COMPENSATION OF DIRECTORS

     Members of the Board of Directors who are not employees of the Company ("Outside Directors") received an annual fee in 2004 of $35,000 ($40,000 for Outside Directors who are chairpersons of the Human Resources and Governance Committees and $45,000 for the chairperson of the Audit Committee) and an additional fee of $1,000 for each Board and committee meeting attended in 2004. In 2005, these fees remain $35,000, $40,000 and $45,000, respectively. Mr. Miles will receive an annual fee of $27,778 in 2005 for service as Chairman of the Board. Each Outside Director elected since 1993 received, at the time of such Outside Director's appointment or election to the Board, a non-discretionary grant of options to purchase 9,000 shares of Common Stock. Each Outside Director will automatically receive an additional grant of 9,000 options on every third anniversary of the date of the initial grant of options to such Outside Director. Directors are reimbursed for travel and other expenses relating to attendance at Board and Committee meetings.

     Effective January 1, 1997, the Company established a Directors' Deferred Compensation Plan (the "Deferred Plan"). The Deferred Plan permits Outside Directors to elect to defer receipt of directors fees or other compensation for their services as directors. Outside Directors can elect to have their deferred payments administered as a cash with interest account or a stock unit account. Distributions to a Director under the Deferred Plan will not be made to any Outside Director until the Outside Director ceases to be a Board member.

HUMAN RESOURCES COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     None of the current members of the Human Resources Committee has ever been an officer or employee of DENTSPLY. None of our executive officers served as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors or Human Resources Committee.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information regarding the beneficial ownership of the Company's Common Stock as of March 23, 2005 held by (i) each person who is known by the Company to have been the beneficial owner of more than five percent of the Company's Common Stock on such date, (ii) each director and nominee for director, (iii) the Company's chief executive officer and the other named executive officers, and (iv) all directors and executive officers of the Company as a group (based on 80,573,827 shares of Common Stock outstanding as of such date).

                                                                    SHARES OWNED
                                                                    BENEFICIALLY
               DIRECTORS, EXECUTIVE OFFICERS                  ------------------------
               AND FIVE PERCENT STOCKHOLDERS                     NUMBER        PERCENT
               -----------------------------                  -------------    -------
FMR Corp. ..................................................  8,906,934  (1)    11.1
  82 Devonshire Street
  Boston, MA 02109
The DENTSPLY International Inc. ............................  5,784,435  (2)     7.2
  Employee Stock Ownership Plan Trust
  c/o T. Rowe Price
  P. O. Box 17349
  Baltimore, MD 21297-1349
Gerald K. Kunkle, Jr. ......................................    643,719  (3)       *
Thomas L. Whiting...........................................    199,925  (4)       *
Rudolf Lehner...............................................     36,608  (5)       *
Bret W. Wise................................................     51,265  (6)       *
J Henrik Roos...............................................    177,675  (7)       *
Dr. Michael C. Alfano.......................................      5,912  (8)       *
Eric K. Brandt..............................................        194  (9)       *
Paula H. Cholmondeley.......................................     12,490 (10)       *
Michael J. Coleman..........................................     33,173 (11)       *
William F. Hecht............................................     15,982 (12)       *
Leslie A. Jones.............................................    123,930 (13)       *
John C. Miles II............................................     40,277 (14)       *
Edgar H. Schollmaier........................................     68,412 (15)       *
W. Keith Smith..............................................     62,507 (16)       *
All directors and executive officers as a group (19
  persons)..................................................  2,130,039 (17)     2.6

* Less than 1%

 (1) Based on information contained in the Amended Schedule 13G filed by FMR Corp. on February 14, 2005.

 (2) Participants in the Company ESOP have the right to direct the trustee of the Company ESOP as to the voting of shares allocated to such participants' accounts on all matters submitted to a vote of the stockholders of the Company, including the election of directors. Unallocated shares and shares as to which no directions are received by the trustee of the Company ESOP are voted as directed by the Company ESOP Committee, which consists of certain employees of the Company. As of March 23, 2005, 5,784,435 of the shares held by the trust holding the assets of the Company ESOP were allocated to participant accounts and no shares remained unallocated. Each Company ESOP participant who is fully vested is entitled to receive a distribution of all of the shares of common stock allocated to his or her account as soon as practicable after such participant's employment with the Company terminates. In general, except for certain participants who are age 55 or older and have been participants in the Company ESOP for at least 10 years, or who have vested balances that exceed six times their previous year's salary, participants are not entitled to sell shares allocated to their accounts until their employment has terminated and the shares allocated to such participants' accounts are distributed to them.

 (3) Includes 6,101 shares allocated to the Company ESOP account of Mr. Kunkle, 7,500 shares held in Mr. Kunkle's individual retirement account, 602,783 shares which could be acquired pursuant to the exercise of options exercisable within 60 days of March 23, 2005 and 12,335 shares which could be acquired pursuant to the SERP upon retirement or termination from the Company.

 (4) Includes 30,799 shares allocated to the Company ESOP account of Mr. Whiting, 165,834 shares which could be acquired pursuant to exercise of options exercisable within 60 days of March 23, 2005 and 3,292 shares which could be acquired pursuant to the SERP upon retirement or termination from the Company.

 (5) Includes 32,934 shares which could be acquired pursuant to exercise of options exercisable within 60 days of March 23, 2005 and 3,674 shares which could be acquired pursuant to the SERP upon retirement or termination from the Company.

 (6) Includes 250 shares held by Mr. Wise's spouse, 850 shares allocated to the Company ESOP account of Mr. Wise, 46,267 shares which could be acquired pursuant to the exercise of options exercisable within 60 days of March 23, 2005 and 1,398 shares which could be acquired pursuant to the SERP upon retirement or termination from the Company.

 (7) Includes 1,214 shares held in Mr. Roos' 401(k) account, 7,975 shares allocated to the Company ESOP account of Mr. Roos, 163,784 shares which could be acquired pursuant to the exercise of options exercisable within 60 days of March 23, 2005 and 4,702 shares which could be acquired pursuant to the SERP upon retirement or termination from the Company.

 (8) Consists of 3,000 shares which could be acquired pursuant to the exercise of options exercisable within 60 days of March 23, 2005.

 (9) Consists of 194 shares which could be acquired pursuant to the Deferred Plan when Mr. Brandt ceases to be a Board member.

(10) Consists of 9,000 shares which could be acquired pursuant to the exercise of options exercisable within 60 days of March 23, 2005 and 3,490 shares which could be acquired pursuant to the Deferred Plan when Ms. Cholmondeley ceases to be a Board member.

(11) Includes 6,300 shares held by Mr. Coleman's spouse, 15,000 shares which could be acquired pursuant to exercise of options exercisable within 60 days of March 23, 2005 and 8,873 shares which could be acquired pursuant to the Deferred Plan when Mr. Coleman ceases to be a Board member.

(12) Consists of 12,000 shares which could be acquired pursuant to the exercise of options exercisable within 60 days of March 23, 2005 and 3,982 shares which could be acquired pursuant to the Deferred Plan when Mr. Hecht ceases to be a Board member.

(13) Includes 24,000 shares which could be acquired pursuant to exercise of stock options exercisable within 60 days of March 23, 2005 and 4,901 shares which could be acquired pursuant to the Deferred Plan when Mr. Jones ceases to be a Board member.

(14) Includes 277 shares allocated to the Company ESOP account of Mr. Miles.

(15) Includes 7,500 shares owned by a Foundation of which Mr. Schollmaier is an officer, 24,000 shares which could be acquired pursuant to the exercise of options exercisable within 60 days of March 23, 2005 and 11,912 shares which could be acquired pursuant to the Deferred Plan when Mr. Schollmaier ceases to be a Board member.

(16) Includes 24,000 shares which could be acquired pursuant to exercise of stock options exercisable within 60 days of March 23, 2005 and 10,652 shares which could be acquired pursuant to the Deferred Plan when Mr. Smith ceases to be a Board member.

(17) Includes 15,550 shares held by or for the benefit of others, 7,500 shares held in individual retirement accounts, 1,214 shares held in 401(k) accounts, 117,222 shares allocated to employees' ESOP accounts, 1,686,605 shares which could be acquired pursuant to the exercise of options exercisable within 60 days of March 23, 2005, 44,004 shares which could be acquired pursuant to the Deferred Plan when directors cease to be Board members and 39,318 shares which could be acquired pursuant to the SERP upon retirement or termination of executive officers from the Company.

     The Board of Directors established stock ownership guidelines effective March 2, 1999, to encourage accumulation and retention of Common Stock by executives of the Company, including the named executive officers. The guidelines are stated as a multiple of annual base salary as follows: three times annual base salary for the chief executive officer; two times annual base salary for the chief operating officer; one times annual base salary for senior vice presidents; .75 times base salary for vice presidents and other officers; and .50 times base salary for general managers. The recommended time period for reaching the guidelines is five years. Common Stock allocated to officers in their Company ESOP account and individual retirement plans will be included but stock options will not be counted in determining ownership levels.

           HUMAN RESOURCES COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Human Resources Committee is comprised of three directors, all of whom are independent under the Listing Standards and operates under a written charter (a copy of the Human Resources Committee Charter is attached to this Proxy Statement as Appendix D). The Committee is pleased to present its report on executive compensation. This report describes the components of the Company's executive officer compensation programs and the basis on which compensation determinations are made with respect to the executive officers of the Company.

COMPENSATION PHILOSOPHY

     It is the philosophy of the Company that a significant portion of executive compensation be directly linked to the Company's success in meeting profit, growth and corporate performance goals, as well as increases in stockholder value. The Human Resources Committee utilizes the following objectives as guidelines for compensation decisions:

     - Provide a competitive total compensation package that enables the Company to attract and retain key personnel.

     - Provide a broad-based compensation package that recognizes the contributions of all management personnel.

     - Provide variable compensation opportunities, primarily on an annual basis, that are directly linked to corporate performance goals.

     - Provide long-term compensation opportunities, through stock options, that align executive compensation with value received by stockholders.

     Section 162(m) of the Internal Revenue Code ("Code") disallows a Federal income tax deduction to publicly held companies for compensation paid to the chief executive officer and the other named executive officers, to the extent that compensation exceeds $1 million for such officer in any fiscal year. This limitation does not apply to compensation that is "performance-based" in accordance with certain specific requirements. The Company's 1998 and 2002 stock option plans have been structured so that options granted under the plans qualify as "performance-based compensation" and are exempt from the limitations on deduction. Compensation paid to Mr. Kunkle, the Company's chief executive officer, that was not "performance-based compensation" in accordance with
Section 162(m) exceeded the $1 million limit. The Committee believes that the chief executive officer and the other named executive officers are being appropriately compensated in a manner that relates to performance and is in the long-term interests of the stockholders. The Committee is not taking action at this time to limit the Company's discretion to pay "non-performance-based compensation" to the chief executive officer and the other named executive officers.

COMPENSATION PROGRAM COMPONENTS

     The Human Resources Committee periodically reviews the Company's compensation programs to ensure that pay levels and incentive opportunities are competitive and reflect the performance of the Company. In November 2003, the Committee retained Towers Perrin to study and report on the Company's executive compensation practices and to do competitive evaluations of the total compensation for fifteen of the Company's corporate officer and executive positions. The Human Resources Committee reviewed the findings of these studies and made its recommendations regarding compensation to the Board of Directors of the Company at meetings held in December 2003. The compensation program for executive officers is comprised of the following components: base salary, annual incentive compensation and stock options. Each of these components is summarized below.

     Base Salary. In December 2003, the Committee set Mr. Kunkle's and Mr. Whiting's base salaries at $640,000 and $450,000, respectively. The base salaries of Messrs. Lehner, Wise and Roos were set by the Committee at Euro 316,000, $341,000 and $291,000, respectively.

     Among the factors that the Human Resources Committee considered in setting base salaries for executive officers were its interpretation of the Towers Perrin report regarding salary levels of executive officers of other manufacturing companies of similar size, and evaluation of the performance of the Company and the executive officers. While the Committee believes that it will be appropriate to attempt to maintain base salaries in line with perceived industry averages for comparable companies, the amount of any particular salary increase will also depend upon the individual's job performance. In addition to the Towers Perrin report, the chief executive officer's recommendations were taken into account in setting the base salaries of executive officers other than the chief executive officer.

     Annual Incentive Compensation. Annual bonuses represent payments for the achievement of short-term objectives and recognize both the overall performance of the Company and individual performance in a given year. In December 2003, the Human Resources Committee approved a bonus program for senior executives in 2004.

     Under this bonus program, during 2004, certain target award opportunities were established for the Company's chief executive officer ("CEO"), president and chief operating officer ("COO"), senior vice presidents and other management employees. For the CEO, COO and the chief financial officer ("CFO"), the target consisted of the budgeted level of corporate net income adjusted for sales growth. For the senior vice presidents other than the CFO, the targets consisted of: (i) the budgeted level of corporate net income adjusted for sales growth; and (ii) the budgeted operating income level adjusted for sales growth of the business group applicable to each such senior vice president. For Mr. Kunkle and Mr. Whiting, the bonus award for 100% of targeted performance was set at 80% and 65%, respectively, of their base salaries. For Messrs. Lehner, Wise and Roos, the bonus awards for 100% of targeted performance were set at 55% of their respective base salaries. Messrs. Kunkle, Whiting, Lehner, Wise and Roos exceeded targeted performance and received bonus awards for 2004 of 88.7%, 72.1%, 73.0%, 61.0%, and 64.2%, respectively, of their base salaries.

     The named executive officers also participate in the Supplemental Executive Retirement Plan ("SERP"). The SERP is an unfunded "top-hat" plan for the purposes of providing additional retirement benefits for highly compensated employees of the Company to make the Company's executive retirement benefits more competitive

STOCK AWARDS

     The Company's stock option and equity incentive plans are intended to motivate key employees to put forth maximum efforts toward the continued growth, profitability and success of the Company by providing incentives through the ownership and performance of the Company's Common Stock. The plans are designed to provide benefits to key management only to the extent that stockholders enjoy increases in value.

     In 2004, 367,686 stock options were granted to the Company's executive officers under the 1998 and 2002 stock option plans. The Human Resources Committee considered the respective stock and option holdings of the executive officers of the Company in comparison with stock and option holdings of executive management of companies of similar size and growth records, based upon the information set forth in the Towers Perrin report, and made option awards during 2004 that were consistent with the compensation philosophy of the Human Resources Committee, as described above, and that were intended to be competitive with industry averages for comparable companies.

     The Committee granted Mr. Kunkle an award of 133,117 options. The Committee compared Mr. Kunkle's base salary, bonus and past stock option grants to the compensation practices of corporations with revenues of $1-2 billion in Towers Perrin's Executive Compensation Data Base. The grant made to Mr. Kunkle placed a greater emphasis on the long term portion of his total direct compensation (direct compensation is comprised of base salary, annual bonus and the Black Scholes value of DENTSPLY option grants) while still positioning his total direct compensation between the 50th and 75th percentiles of competitive practice.

                           HUMAN RESOURCES COMMITTEE

MICHAEL J. COLEMAN                MICHAEL C. ALFANO               W. KEITH SMITH

                           AUDIT COMMITTEE DISCLOSURE

AUDIT COMMITTEE REPORT

     The Audit Committee consists of five directors, all of whom are independent as defined by the Listing Standards. In addition, Messrs. Schollmaier, Brandt and Ms. Cholmondeley have been designated as "audit committee financial experts" under applicable rules and regulations of the Securities and Exchange Commission. The Audit Committee operates under a written charter adopted by the Board of Directors. This charter is reviewed at least annually by the Committee and the Board and amended as determined appropriate (a copy of this charter is attached to this Proxy Statement as Appendix B).

     The Audit Committee reviews the Company's financial reporting process on behalf of the Board. In addition, the Committee approves and retains the Company's independent registered public accounting firm.

     Management is responsible for the Company's internal controls, including internal control over financial reporting, and the financial reporting process. The independent registered public accounting firm is responsible for performing an audit of the Company's financial statements in accordance with generally accepted auditing standards and an audit of the Company's internal control over financial reporting; and to issue a report thereon. The Committee's responsibility is to oversee these processes.

     In this context, the Committee has met and held discussions with management and PwC, the Company's independent registered public accounting firm. Management represented to the Committee that the Company's financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the audited financial statements with management and PwC. The Committee discussed with PwC the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, (Communication with Audit Committees).

     In addition, the Committee has discussed with PwC the firm's independence from the Company and its management and has received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as it has been modified or supplemented.

     The Committee discussed with PwC the overall scope and plans for their audits. The Committee meets with PwC, with and without management present, to discuss the results of their examinations, the evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

     Based upon the Committee's discussions with management and PwC and the Committee's review of the representations of management and the report of PwC to the Committee, the Committee recommended that the Board include the audited financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2004 filed with the Securities and Exchange Commission.

                   AUDIT AND INFORMATION TECHNOLOGY COMMITTEE

EDGAR H. SCHOLLMAIER             ERIC K. BRANDT            PAULA H. CHOLMONDELEY
  WILLIAM F. HECHT                                          LESLIE A. JONES

        RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Aggregate fees for professional services rendered for the Company by PwC for the years ended December 31, 2004 and 2003 were as follows:

                                                          2004         2003
                                                       ----------   ----------
Audit................................................  $3,127,393   $1,544,715
Audit related........................................      84,008      165,058
Tax..................................................      95,474      265,305
Other................................................          --      188,272
                                                       ----------   ----------
                                                       $3,306,875   $2,163,350
                                                       ==========   ==========

     The audit fees for the years ended December 31, 2004 and 2003, respectively, were for professional services rendered for each of the indicated fiscal years in connection with the audits of the Company's consolidated financial statements included in Form 10-K and review of financial statements included in Form 10-Qs, or for services that are normally provided by the accountants in connection with statutory and regulatory filings or engagements. In addition, for the year ended December 31, 2004, audit fees included professional services related to the audit of the Company's internal control over financial reporting as required by the Sarbanes-Oxley Act of 2002.

     The audit related fees for the years ended December 31, 2004 and 2003, respectively, were for assurance and related services that are reasonably related to the performance of the audit or review of the Company's Financial Statements. Such services include due diligence for acquisitions, assistance in applying financial accounting and reporting standards and certain attestation services.

     Tax fees for the years ended December 31, 2004 and 2003, respectively, were for services related to tax compliance, tax advice, and tax planning in each of the indicated fiscal years.

     Other fees for the years ended December 31, 2003 primarily included fees related to actuarial services, which are no longer being performed starting in 2004.

     The Audit Committee reviews summaries of the services provided by PwC and the related fees and has considered whether the provision of non-audit services is compatible with maintaining the independence of PwC.

     The Audit Committee has adopted procedures for pre-approval of services provided by PwC. Under these procedures, all services to be provided by PwC must be pre-approved by the Audit Committee, or can be pre-approved by the Chairman of the Audit Committee subject to ratification by the Committee at its next meeting. Management makes a presentation to the Committee (or the Chairman of the Committee, as applicable) describing the types of services to be performed and the projected budget for such services. Following this presentation, the Committee advises Management of the services that are approved and the projected level of expenditure for such services.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

     The following graph shows the cumulative total stockholder return on the Company's Common Stock over the last five fiscal years as compared to the returns of the NASDAQ U.S. Index and the Standard & Poor Health Care Composite Index. The graph assumes that $100 was invested on December 31, 1999 in the Company's Common Stock and in the NASDAQ U.S. Index and the Standard & Poor Health Care Composite Index and assumes reinvestment of dividends.

                              (PERFORMANCE GRAPH)

-----------------------------------------------------------------------------------------
Year Ended December 31,     1999       2000       2001       2002       2003       2004
-----------------------------------------------------------------------------------------
 DENTSPLY International
   Inc.                      100      166.91     215.17     240.38     293.28     366.04
 S&P Health Care
   Composite Index           100      137.05     120.68      97.96     112.71     114.60
 NASDAQ U.S. Index           100       60.82      48.18      33.13      49.95      54.53

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under federal securities laws, the Company's directors, certain officers, and persons holding more than 10% of the Common Stock of the Company are required to report, within specified due dates, their initial ownership and any subsequent changes in ownership of the Company's securities to the Securities and Exchange Commission. The required reporting periods were significantly reduced in August 2002 for most reports to two business days. The Company is required to describe in this proxy statement whether it has knowledge that any person required to file such report may have failed to do so in a timely manner. Based upon reports furnished to the Company and written representations and information provided to the Company by the persons, the Company believes that during fiscal 2004, all such persons complied with all applicable filing requirements, except that, in connection with the grant of stock options in December 2004, one late report was filed for each of the following persons:
Messrs. Brian M. Addison, Christopher T. Clark, William R. Jellison, Gary K. Kunkle, Jr., Rudolf Lehner, James G. Mosch, J. Henrik Roos, Timothy S. Warady, Thomas L. Whiting and Bret W. Wise; and one late report was filed for each of the following persons in connection with the allocation of shares to their

Directors Deferred Compensation accounts: Messrs. Eric K. Brandt, Michael J. Coleman, William F. Hecht, Leslie H. Jones, Edgar H. Schollmaier and W. Keith Smith, and Ms. Paula H. Cholmondeley.

                            PROXY DELIVERY STATEMENT

     As permitted by law, one copy of the Company's Proxy Statement and Annual Report is delivered to stockholders residing at the same address, unless such stockholders have notified the Company of their desire to receive multiple copies of the Proxy Statement and Annual Report. We believe this "Householding" approach provides greater convenience for our stockholders, as well as cost savings for us by reducing the number of duplicate documents that are sent to the same address.

     The Company will promptly deliver, upon oral or written request, a separate copy of the Proxy Statement and Annual Report to any stockholders residing at an address to which only one copy was delivered. Requests for additional copies should be directed to ADP, either by calling toll-free (800) 542-1061, or by writing to ADP, Householding Department, 51 Mercedes Way, Edgewood, New York, 11717.

     Stockholders residing at the same address and currently receiving multiple copies of the Proxy Statement may also contact ADP, as noted above, to request that only a single copy of such document be mailed in the future.

     We strongly encourage your participation in the Householding program, and believe that it will benefit both you and the Company. Not only will it reduce the volume of duplicate information that you receive in your household, but it will also reduce our printing and mailing costs.

                      STOCKHOLDER COMMUNICATIONS STATEMENT

     The Board of Directors has no specific formal process for security holders to send communications to the Board. The Board does not believe a specific process is necessary in the event security holders wish to direct communications to a Board member. All Board members, including their Committee assignments, are identified each year in the Company's Proxy Statement. Communications which are intended for Board members can be sent to the Company for delivery to individual Board members. All mail received will be opened and screened for security purposes and mail determined to be appropriate and within the purview of the Board will be delivered to the respective Board member to which the communication is addressed. Mail addressed to "Outside Directors" or "Non-Management Directors" will be forwarded or delivered to the Chairman of the Corporate Governance and Nominating Committee. Mail addressed to the "Board of Directors" will be forwarded or delivered to the Chairman of the Board.

           STOCKHOLDER PROPOSALS FOR PROXY STATEMENT AND NOMINATIONS

     Stockholder proposals that are intended to be presented at the Company's Annual Meeting of Stockholders to be held in 2006 must be received by the Company no later than December 12, 2005, and must otherwise comply with Rule 14a-8 under the Securities Exchange Act, as amended., in order to be included in the proxy statement and proxy relating to that meeting.

     The Company's by-laws provide that advance notice of stockholder-proposed business to be brought before an Annual Meeting of Stockholders must be given to the secretary of the Company not less than 60 days in advance of the date of the mailing of materials regarding the prior year's Annual Meeting, which mailing date is identified on the Chairman's letter at the front of the proxy statement. To propose business for an Annual Meeting, a stockholder must specify in writing the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting, the proposing stockholder's name and address, the class and number of shares beneficially owned by the stockholder, and any material interest of the stockholder in such business. In order to be brought before the 2006 Annual Meeting, stockholders must notify the Company in writing, in accordance with the procedures set forth above, of any stockholder-proposed business no later than February 10, 2006.

     The Company's by-laws also provide that a stockholder may request that persons be nominated for election as directors by submitting such request, together with the written consent of the persons proposed to be nominated, to the secretary of the Company not less than 60 days prior to the date of the Annual Meeting. To be in proper form, the nominating stockholder must set forth in writing, as to each proposed nominee, the nominee's age, business address, residence address, principal occupation or employment, number of shares of Common Stock of the Company beneficially owned by such person and such other information related to such person as is required to be disclosed by applicable law, and, as to the stockholder submitting the request, such stockholder's name and address as they appear on the Company's books and the number of shares of Common Stock of the Company owned beneficially by such person.

                                   FORM 10-K

     STOCKHOLDERS MAY OBTAIN AN ADDITIONAL COPY (WITHOUT EXHIBITS) OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2004 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WITHOUT CHARGE BY WRITING TO:
INVESTOR RELATIONS DEPARTMENT, DENTSPLY INTERNATIONAL INC., SUSQUEHANNA COMMERCE CENTER, 221 WEST PHILADELPHIA STREET, YORK, PENNSYLVANIA 17405-0872.

                        CORPORATE GOVERNANCE GUIDELINES

     During 2004, the Board of Directors revised its Corporate Governance Guidelines and Policies. A copy of such Guidelines and Policies we set forth as Appendix E to the Proxy Statement.

                                 OTHER MATTERS

     The Board of Directors knows of no matters which are to be brought before the Annual Meeting other than those set forth in the this Proxy Statement. If any other matters properly come before the Annual Meeting, the person named in the enclosed proxy card, or his duly appointed substitute acting at the Annual Meeting, will be authorized to vote or otherwise act thereon in accordance with his judgment on such matters.

                                   APPENDIX A

                          DENTSPLY INTERNATIONAL INC.
                2002 AMENDED AND RESTATED EQUITY INCENTIVE PLAN

SECTION 1  PURPOSE

     The purpose of the DENTSPLY International Inc. 2002 Amended and Restated Equity Incentive Plan (originally named the "DENTSPLY International Inc. 2002 Stock Option Plan") (the "Plan") is to benefit DENTSPLY International Inc. ("DENTSPLY") and its "Subsidiaries," as defined below (hereinafter referred to, either individually or collectively, as the "Company") by recognizing the contributions made to the Company by officers and other key employees, consultants and advisers, to provide such persons with an additional incentive to devote themselves to the future success of the Company, and to improve the ability of the Company to attract, retain and motivate such persons. The Plan is also intended as an additional incentive to members of the Board of Directors of DENTSPLY (the "Board") who are not employees of the Company ("Outside Directors") to serve on the Board and to devote themselves to the future success of the Company. "Subsidiaries," as used in the Plan, has the definition set forth in Section 424 (f) of the Internal Revenue Code of 1986, as amended (the "Code"). The original effective date of the Plan was March 22, 2002 ("Effective Date"). An amendment and restatement of the Plan was approved by the Board as of March 22, 2005, to change the name of the Plan to the "2002 Amended and Restated Equity Incentive Plan", to provide for the grant of restricted stock, restricted stock units and stock appreciation rights to eligible participants and to make conforming changes in other provisions.

     Stock options which constitute "incentive stock options" within the meaning of Section 422 of the Code ("ISOs"), stock options which do not constitute ISOs ("NSOs"), stock which is subject to certain forfeiture risks and restrictions ("Restricted Stock"), stock delivered upon vesting of units ("Restricted Stock Units") and stock appreciation rights ("Stock Appreciation Rights") may be awarded under the Plan. ISOs and NSOs are collectively referred to as "Options." Options, Restricted Stock, Restricted Stock Units and Stock Appreciation Rights are collectively referred to as "Awards." The persons to whom Options are granted under the Plan are hereinafter referred to as "Optionees." The persons to whom Restricted Stock, Restricted Stock Units and/or Stock Appreciation Rights are granted under the Plan are hereinafter referred as to "Grantees."

SECTION 2  ELIGIBILITY

     Outside Directors shall participate in the Plan only in accordance with the provisions of Section 5. The Committee (as defined in Section 3) shall initially, and from time to time thereafter, select those officers and other key employees of the Company, including members of the Board who are also employees ("Employee Directors"), and consultants and advisers to the Company, to participate in the Plan on the basis of the importance of their services in the management, development and operations of the Company. Officers, other key employees and Employee Directors are collectively referred to as "Key Employees."

SECTION 3  ADMINISTRATION

     3.1 The Committee

          The Plan shall be administered by the Human Resources Committee of the Board or a subcommittee thereof ("Committee"). The Committee shall be comprised of two (2) or more members of the Board. All members of the Committee shall qualify as "Non-Employee Directors" as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), or any successor rule or regulation, "independent directors" as defined in Section 4200(15) of the Marketplace Rules of The Nasdaq Stock Market and "outside directors" as defined in Section 162(m) or any successor provision of the Code and applicable Treasury regulations thereunder, if such qualification is deemed necessary in order for the grant or the exercise of Options under the Plan to qualify for any tax or other material benefit to Optionees or the Company under applicable law.

     3.2 Authority of the Committee

          Subject to the express provisions of the Plan, the Committee shall have sole discretion concerning all matters relating to the Plan and Awards granted hereunder. The Committee, in its sole discretion, shall determine the Key Employees, consultants and advisors to whom, and the time or times at which, Awards will be granted, the number of shares to be subject to each Award, the expiration date of each Award, the time or times within which the Option may be exercised or forfeiture restrictions lapse, the cancellation or termination of the Award and the other terms and conditions of the grant of the Award. The terms and conditions of Awards need not be the same with respect to each Optionee and/or Grantee or with respect to each Award.

          The Committee may, subject to the provisions of the Plan, establish such rules and regulations as it deems necessary or advisable for the proper administration of the Plan, and may make determinations and may take such other actions in connection with or in relation to the Plan as it deems necessary or advisable. Each determination or other action made or taken pursuant to the Plan, including interpretation of the Plan and the specific terms and conditions of the Award granted hereunder by the Committee, shall be final, binding and conclusive for all purposes and upon all persons.

     3.3 Award Agreement

          Each Award shall be evidenced by a written agreement or grant certificate specifying the type of Award granted, the number of shares of Common Stock, par value $.01 per share ("Common Stock") to be subject to such Award and, as applicable, the vesting schedule, the exercise or grant price, the terms for payment of the exercise price, the expiration date of the Option, the restrictions imposed upon the Restricted Stock and/or Restricted Stock Units and such other terms and conditions established by the Committee, in its sole discretion, which are not inconsistent with the Plan.

SECTION 4  SHARES OF COMMON STOCK SUBJECT TO THE PLAN

     4.1 Subject to adjustment as provided in Sections 4.1 and 4.2, Options, Restricted Stock, Restricted Stock Units and Stock Appreciation Rights with respect to an aggregate of seven million (7,000,000) shares of common stock, par value $.01 per share of DENTSPLY (the "Common Stock") (plus any shares of Common Stock covered by any unexercised portion of canceled or terminated stock options granted under the DENTSPLY International Inc. 1993 Stock Option Plan or 1998 Stock Option Plan), may be granted under the Plan (the "Maximum Number"). The Maximum Number shall be increased on January 1 of each calendar year during the term of the Plan (as set forth in Section
     16) to equal seven percent (7%) of the outstanding shares of Common Stock on such date, in the event that seven million (7,000,000) shares is less than seven percent (7%) of the outstanding shares of Common Stock on such date, prior to such increase. Notwithstanding the foregoing, and subject to adjustment as provided in Section 4.2, (i) Options with respect to no more than one million (1,000,000) shares of Common Stock may be granted as ISOs under the Plan, (ii) no more than two million (2,000,000) shares may be awarded as Restricted Stock or Restricted Stock Units under the Plan, and
     (iii) in any calendar year no Key Employee shall be granted Options or Stock Appreciation Rights with respect to more than five hundred thousand (500,000) shares of Common Stock or Restricted Stock and Restricted Stock Units in excess of 150,000 shares of Common Stock. Any shares of Common Stock reserved for issuance upon exercise of Options or Stock Appreciation Rights which expire, terminate or are cancelled, and any shares of Common Stock subject to any grant of Restricted Stock or Restricted Stock Units which are forfeited, may again be subject to new Awards under the Plan. For the avoidance of doubt, the amendment and restatement of the Plan does not increase the Maximum Number and notwithstanding any adjustment in the Maximum Number, as provided above, all Awards granted under the Plan on or following the Effective Date, subject to forfeitures or cancellation, shall be counted towards the Maximum Number.

     4.2 The number of shares of Common Stock subject to the Plan and to Awards granted under the Plan shall be adjusted as follows: (a) in the event that the number of outstanding shares of Common Stock is changed by any stock dividend, stock split or combination of shares, the number of shares subject to the Plan and to Awards previously granted thereunder shall be proportionately adjusted, (b) in the event of any merger, consolidation or reorganization of the Company with any other corporation or corporations, there shall be substituted on an equitable basis as determined by the Board of Directors, in its sole discretion, for each share of Common Stock then subject to the Plan and for each share of Common Stock then subject to an Award granted under the Plan, the number and kind of shares of stock, other securities, cash or other property to which the holders of Common Stock of the Company are entitled pursuant to the transaction, and (c) in the event of any other changes in the capitalization of the Company, the Committee, in its sole discretion, shall provide for an equitable adjustment in the number of shares of Common Stock then subject to the Plan and to each share of Common Stock then subject to Award granted under the Plan. In the event of any such adjustment, the exercise price per share of any Options or Stock Appreciation Rights shall be proportionately adjusted.

SECTION 5  GRANT OF OPTIONS TO OUTSIDE DIRECTORS

     5.1 Grants

          All grants of Options to Outside Directors shall be automatic and non-discretionary. Each individual who becomes an Outside Director (other than an Outside Director who was previously an Employee Director) shall be granted a NSO to purchase nine thousand (9,000) shares of Common Stock on the date he or she becomes an Outside Director. Each individual who is an Employee Director and who thereafter becomes an Outside Director shall be granted automatically a NSO to purchase nine thousand (9,000) shares of Common Stock on the third anniversary of the date such Employee Director was last granted an Option. Thereafter, each Outside Director who holds NSOs granted under this Section 5 and is re-elected to the Board shall be granted an additional NSO to purchase nine thousand (9,000) shares of Common Stock on the third anniversary of the date such Outside Director was last granted an Option.

     5.2 Expiration

          Except to the extent otherwise provided in or pursuant to Section 11, each Option shall expire, and all rights to purchase shares of Common Stock shall expire, on the tenth anniversary of the date on which the Option was granted.

     5.3 Exercise Price

          The exercise price of each NSO granted to an Outside Director shall be the "Fair Market Value," on the date on which the Option is granted, of the Common Stock subject to the Option. For purposes of the Plan, "Fair Market Value" shall mean the closing sales price of the Common Stock on The Nasdaq National Market, or other national securities exchange which is the principal securities market on which the Common Stock is traded (as reported in The Wall Street Journal, Eastern Edition).

     5.4 Vesting

          Each such NSO shall become exercisable ("vest") with respect to one-third of the total number of shares of Common Stock subject to the Option on the first anniversary following the date of its grant, and with respect to an additional one-third of the total number of shares of Common Stock subject to the Option, on each anniversary thereafter during the succeeding two years.

     5.5 Restricted Stock, Restricted Stock Units and Stock Appreciation Rights

          Notwithstanding the foregoing, the Board of Directors may determine that, in lieu of being granted NSOs as described in this Section 5, an Outside Director shall be granted an Award of shares of Restricted Stock, Restricted Stock Units and/or Stock Appreciation Rights as described in
     Section 8 or 10 hereof which, at the time of grant, for the same value as 9,000 Options as determined by the method the Company uses to value Awards. In any such event, the restrictions as to such Award of Restricted Stock and/or Restricted Stock Units shall lapse, and any such Award of Stock Appreciation Rights shall vest, in accordance with the vesting schedule set forth in Section 5.4.

SECTION 6  GRANTS OF OPTIONS TO EMPLOYEES, CONSULTANTS AND ADVISERS

     6.1 Grants

          Subject to the terms of the Plan, the Committee may from time to time grant Options which are ISOs to Key Employees and Options which are NSOs to Key Employees, consultants and advisers of the Company. Each such grant shall specify whether the Options so granted are ISOs or NSOs, provided, however, that if, notwithstanding its designation as an ISO, all or any portion of an Option does not qualify under the Code as an ISO, the portion which does not so qualify shall be treated for all purposes as a NSO.

     6.2 Expiration

          Except to the extent otherwise provided in or pursuant to Section 11, each Option shall expire, and all rights to purchase shares of Common Stock shall expire, on the tenth anniversary of the date on which the Option was granted.

     6.3 Vesting

          Except to the extent otherwise provided in or pursuant to Section 11, or in the proviso to this sentence, Options shall vest pursuant to the following schedule: with respect to one-third of the total number of shares of Common Stock subject to Option on the first anniversary following the date of its grant, and with respect to an additional one-third of the total number of shares of Common Stock subject to the Option, on each anniversary thereafter during the succeeding two years; provided, however, that the Committee, in its sole discretion, shall have the authority to shorten or lengthen the vesting schedule with respect to any or all Options, or any part thereof, granted under the Plan.

     6.4 Required Terms and Conditions of ISOs

          ISOs may be granted to Key Employees. Each ISO granted to a Key Employee shall be in such form and subject to such restrictions and other terms and conditions as the Committee may determine, in its sole discretion, at the time of grant, subject to the general provisions of the Plan, the applicable Option agreement or grant certificate, and the following specific rules:

             (a) Except as provided in Section 6.4(c), the exercise price per share of each ISO shall be the Fair Market Value of a share of Common Stock on the date such ISO is granted.

             (b) The aggregate Fair Market Value (determined with respect to each ISO at the time such Option is granted) of the shares of Common Stock with respect to which ISOs are exercisable for the first time by an Optionee during any calendar year (under all incentive stock option plans of the Company) shall not exceed $200,000.

             (c) Notwithstanding anything herein to the contrary, if an ISO is granted to an individual who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, (i) the exercise price of each ISO shall be not less than one hundred ten percent (110%) of the Fair Market Value of a share of Common Stock on the date the ISO is granted, and (ii) the ISO shall expire and all rights to purchase shares thereunder shall cease no later than the fifth anniversary of the date the ISO was granted.

     6.5 Required Terms and Conditions of NSOs

          Each NSO granted to Key Employees and consultants and advisers shall be in such form and subject to such restrictions and other terms and conditions as the Committee may determine, in its sole discretion, at the time of grant, subject to the general provisions of the Plan, the applicable Option agreement or grant certificate, and the following specific rule: except as otherwise determined by the Committee in its sole discretion with respect to a specific grant, the exercise price per share of each NSO shall be not less than the Fair Market Value of a share of Common Stock on the date the NSO is granted.

SECTION 7  EXERCISE OF OPTIONS

     7.1 Notices

          A person entitled to exercise an Option may do so by delivery of a written notice to that effect, in a form specified by the Committee, specifying the number of shares of Common Stock with respect to which the Option is being exercised and any other information or documents the Committee may prescribe. The notice shall be accompanied by payment as described in Section 7.2. All notices, documents or requests provided for herein shall be delivered to the Secretary of the Company.

     7.2 Exercise Price

          Except as otherwise provided in the Plan or in any Option agreement or grant certificate, the Optionee shall pay the exercise price of the number of shares of Common Stock with respect to which the Option is being exercised upon the date of exercise of such Option (a) in cash, (b) pursuant to a cashless exercise arrangement with a broker on such terms as the Committee may determine, (c) by delivering shares of Common Stock held by the Optionee for at least six (6) months and having an aggregate Fair Market Value on the date of exercise equal to the Option exercise price,
     (d) in the case of a Key Employee, by such other medium of payment as the Committee, in its sole discretion, shall authorize, or (e) by any combination of (a), (b), (c), and (d). The Company shall issue, in the name of the Optionee, stock certificates representing the total number of shares of Common Stock issuable pursuant to the exercise of any Option as soon as reasonably practicable after such exercise, provided that any shares of Common Stock purchased by an Optionee through a broker pursuant to clause
     (b) above shall be delivered to such broker in accordance with applicable law.

SECTION 8  STOCK APPRECIATION RIGHTS

          The Committee may award shares of Common Stock to Outside Directors, Key Employees and consultants and advisors under a Stock Appreciation Right Award, upon such terms as the Committee deems applicable, including the provisions set forth below:

     8.1 General Requirements

          Stock Appreciation Rights may be granted in tandem with another Award, in addition to another Award, or freestanding and unrelated to another Award. Stock Appreciation Rights granted in tandem with or in addition to an Award may be granted either at the same time as the Award or, except in the case of Incentive Stock Options, at a later time. The Committee shall determine the number of shares of Common Stock to be issued pursuant to a Stock Appreciation Right Award, the grant price thereof and the conditions and limitations applicable to the exercise thereof.

     8.2 Payment

          A Stock Appreciation Right shall entitle the Grantee to receive, upon exercise of the Stock Appreciation Right or any portion thereof, an amount equal to the product of (a) the excess of the Fair Market Value of a share of Common Stock on the date of exercise over the grant price thereof and
     (b) the number of shares of Common Stock as to which such Stock Appreciation Right Award is being exercised. Payment of the amount determined under this Section 8.2 shall be made solely in shares of Common Stock, provided that, the Stock Appreciation Rights which are settled shall be counted in full against the number of shares available for award under the Plan, regardless of the number of shares of Common Stock issued upon settlement of the Stock Appreciation Right.

     8.3 Exercise

             (a) Except to the extent otherwise provided in Section 11 or 12, or in the proviso to this sentence, Stock Appreciation Rights shall vest pursuant to the following schedule: with respect to one-third of the total number of shares of Common Stock subject to the Stock Appreciation Right on the first anniversary following the date of its grant, and with respect to an additional one-third of the total number of shares of Common Stock subject to the Stock Appreciation Right, on each anniversary thereafter during the succeeding two years; provided, however, that the Committee, in its sole discretion, shall have the authority to shorten or lengthen the vesting schedule with respect to any or all Stock Appreciation Rights, or any part thereof, granted under the Plan. Notwithstanding the foregoing, a tandem stock appreciation right shall be exercisable at such time or times and only to the extent that the related Award is exercisable.

             (b) A person entitled to exercise a Stock Appreciation Right Award may do so by delivery of a written notice to that effect, in a form specified by the Committee, specifying the number of shares of Common Stock with respect to which the Stock Appreciation Right Award is being exercised and any other information or documents the Committee may prescribe. Upon exercise of a tandem Stock Appreciation Right Award, the number of shares of Common Stock covered by the related Award shall be reduced by the number of shares with respect to which the Stock Appreciation Right has been exercised.

SECTION 9  TRANSFERABILITY OF OPTIONS AND STOCK APPRECIATION RIGHTS

     Unless otherwise determined by the Committee, no Option or Stock Appreciation Right granted pursuant to the Plan shall be transferable otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code.

SECTION 10  RESTRICTED STOCK AND RESTRICTED STOCK UNITS

     The Committee may award shares of Common Stock to Outside Directors, Key Employees and consultants and advisors under an Award of Restricted Stock and/or Restricted Stock Units, upon such terms as the Committee deems applicable, including the provisions set forth below.

     10.1 General Requirements

          Shares of Common Stock issued or transferred pursuant to an Award of Restricted Stock and/or Restricted Stock Units may be issued or transferred for consideration or for no consideration, and subject to restrictions or no restrictions, as determined by the Committee. The Committee may establish conditions under which restrictions on shares of Restricted Stock and/or Restricted Stock Units shall lapse over a period of time or according to such other criteria (including performance-based criteria) as the Committee deems appropriate. The period of time during which shares of Restricted Stock and/or Restricted Stock Units remain subject to restrictions will be designated in the written agreement or grant certificate as the "Restricted Period."

     10.2 Number of Shares

          The Committee shall determine the number of shares of Common Stock to be issued pursuant to an Award of Restricted Stock and/or Restricted Stock Units and the restrictions applicable to the shares subject to such Award.

     10.3 Restrictions on Transfer and Legend on Stock Certificate

          During the Restricted Period, subject to such exceptions as the Committee may deem appropriate, a Grantee may not sell, assign, transfer, donate, pledge or otherwise dispose of the shares of Restricted Stock or Restricted Stock Units. Each certificate for a share of Restricted Stock shall contain a legend giving appropriate notice of the applicable restrictions. The Grantee shall be entitled to have the legend removed from the stock certificate covering the shares of Restricted Stock subject to restrictions when all restrictions on such shares lapse. The Board may determine that the Company will not issue certificates for shares of Restricted Stock until all restrictions on such shares lapse, or that the Company will retain possession of certificates for shares of Restricted Stock until all restrictions on such shares lapse.

     10.4 Right to Vote and to Receive Dividends

          During the Restricted Period, except as otherwise set forth in the applicable written agreement or grant certificate, the Grantee shall have the right to vote shares of Restricted Stock and to receive any dividends or other distributions paid on such shares of Restricted Stock, subject to any restrictions deemed appropriate by the Committee. The Committee may determine in its discretion with respect to any Award of Restricted Stock Units that, in the event that dividends are paid on shares of Common Stock, an amount equal to the dividend paid on each such share shall be credited to the shares subject to Award of Restricted Stock Units ("Dividend Credits"). Any Dividend Credits shall be paid to the Grantee if and when the restrictions with respect to such Restricted Stock Units lapse as set forth in Section 10.5.

     10.5 Lapse of Restrictions

             (a) All restrictions imposed on Restricted Stock and/or Restricted Stock Units shall lapse upon the expiration of the applicable Restricted Period and the satisfaction of all conditions imposed by the Committee (the date on which restrictions lapse as to any shares of Restricted Stock or Restricted Stock Units, the "Vesting Date"). The Committee may determine, as to any grant of Restricted Stock and/or Restricted Stock Units, that the restrictions shall lapse without regard to any Restricted Period.

             (b) Upon the lapse of restrictions with respect to any Restricted Stock Units, the value of such Restricted Stock Units shall be paid to the Grantee in shares of Common Stock. For purposes of the preceding sentence, each Restricted Stock Unit as to which restrictions have lapsed shall have a value equal to the Fair Market Value as of the Units Vesting Date. "Units Vesting Date" means, with respect to any Restricted Stock Units, the date on which restrictions with respect to such Restricted Stock Units lapse.

SECTION 11  EFFECT OF TERMINATION OF EMPLOYMENT

     11.1 Termination Generally

             (a) Except as provided in Section 11.2, 11.3 or 12, or as determined by the Committee, in its sole discretion, all rights to exercise the vested portion of any Option held by an Optionee or of any Stock Appreciation Right Award held by a Grantee whose employment or relationship (if a non-employee) with the Company or service on the Board is terminated for any reason other than "Cause," as defined below, shall terminate ninety (90) days following the date of termination of employment or the relationship or service on the Board, as the case may be. All rights to exercise the vested portion of any Option held by an Optionee or of any Stock Appreciation Right Award held by a Grantee whose employment or relationship (if a non-employee) with the Company is terminated for "Cause" shall terminate on the date of termination of employment or the relationship. For the purposes of this Plan, "Cause" shall mean a finding by the Committee that the Optionee has engaged in conduct that is fraudulent, disloyal, criminal or injurious to the Company, including, without limitation, acts of dishonesty, embezzlement, theft, felonious conduct or unauthorized disclosure of trade secrets or confidential information of the Company. Unless otherwise provided in the Plan or determined by the Committee, vesting of Options and Stock Appreciation Right Awards ceases immediately upon termination of employment, or the date of termination of the relationship with the Company, and any portion of an Option and/or Stock Appreciation Right Award that has not vested on or before the date of such termination is forfeited on such date.

             (b) If a Grantee who has received an Award of Restricted Stock and/or Restricted Stock Units ceases to be employed by the Company during the Restricted Period, or if other specified conditions are not met, the Award of Restricted Stock and/or Restricted Stock Units shall terminate as to all shares covered by the Award as to which the restrictions have not lapsed, and, in the case of Restricted Stock, those shares of Common Stock shall be canceled in exchange for the purchase price, if any, paid by the Grantee for such shares. The Committee may provide, however, for complete or partial exceptions to this requirement as it deems appropriate.

             (c) The transfer of employment from the Company to a Subsidiary, or from a Subsidiary to the Company, or from a Subsidiary to another Subsidiary, shall not constitute a termination of employment for purposes of the Plan. Awards granted under the Plan shall not be affected by any change of duties in connection with the employment of the Key Employee or by a leave of absence authorized by the Company.

     11.2 Death and Disability

          In the event of the death or Disability (as defined below) of an Optionee or Grantee during employment or such Optionee's or Grantee relationship with the Company or service on the Board, (a) all Options held by the Optionee and all Stock Appreciation Right Awards held by the Grantee shall become fully exercisable on such date of death or Disability and (b) all restrictions and conditions on all Restricted Stock and/or Restricted Stock Units held by the Grantee shall lapse on such date of death or Disability. Each of the Options held by such an Optionee and each of the Stock Appreciation Right Awards held by such a Grantee shall expire on the earlier of (i) the first anniversary of the date of death or Disability and
     (ii) the date that such Option or Stock Appreciation Right Award expires in accordance with its terms, provided that, in any event, NSOs granted under this Plan shall not expire earlier than one year from the date of death or disability. For purposes of this Section 11.2, "Disability" shall mean the inability of an individual to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which is expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. The Committee, in its sole discretion, shall determine the existence and date of any Disability.

     11.3 Retirement

             (a) Key Employees. In the event the employment of a Key Employee with the Company shall be terminated by reason of "Normal Retirement" or "Early Retirement," as defined below, all Options and Stock Appreciation Right Awards held by such Key Employee shall become fully exercisable on the date of such Employee retirement. Each of the Options and Stock Appreciation Right Awards held by such a Key Employee shall expire on the earlier of (i) the fifth anniversary of the date of the Employee retirement, or (ii) the date that such Option expires in accordance with its terms. For the purposes hereof, "Normal Retirement" shall mean retirement of a Key Employee at or after age 65 and "Early Retirement" shall mean retirement of a Key Employee at or after age 60 with a minimum of 15 years of service with the Company. In the event the employment of a Key Employee with the Company shall be terminated by reason of a retirement that is not an Normal Retirement or Early Retirement, the Committee may, in its sole discretion, determine the vesting, exercisability and exercise periods applicable to Options and Stock Appreciation Right Awards held by such Key Employee. In the event the employment of a Key Employee with the Company shall be terminated by reason of "Normal Retirement" or "Early Retirement", all restrictions and conditions on all Restricted Stock and/or Restricted Stock Units held by such Key Employee shall lapse on the date of such Normal Retirement or Early Retirement. In the event the employment of a Key Employee with the Company shall be terminated by reason of a retirement that is not a Normal Retirement or Early Retirement, the Committee may, in its sole discretion, determine the restrictions and conditions, if any, on Restricted Stock and/or Restricted Stock Units held by such Key Employee that will lapse.

             (b) Outside Directors. In the event the service on the Board of an Outside Director shall be terminated by reason of the retirement of such Outside Director in accordance with the Company's retirement policy for members of the Board ("Outside Director Retirement"), all Options and Stock Appreciation Right Awards held by such Outside Director shall become fully exercisable on the date of such Outside Director Retirement. Each of the Options and Stock Appreciation Right Awards held by such an Outside Director shall expire on the earlier of (i) the date that such Option or Stock Appreciation Right Award expires in accordance with its terms or (ii) the five year anniversary date of such Outside Director Retirement. In the event the service on the Board of an Outside Director shall be terminated by reason of an "Outside Director Retirement", all restrictions and conditions on all Restricted Stock and/or Restricted Stock Units held by such Outside Director shall lapse on the date of such Outside Director Retirement.

             (c) Key Employees Who Are Employee Directors. Section 11.3(a) shall be applicable to Options, Stock Appreciation Rights, Restricted Stock and/or Restricted Stock Units held by any Key Employee who is an Employee Director at the time that such Key Employee's employment with the Company terminates by reason of Employee Retirement. If such Key Employee continues to serve on the Board as of the date of such Key Employee's Employee Retirement, then Section 11.3(b) shall be applicable to Options, Stock Appreciation Rights Restricted Stock and/or Restricted Stock Units granted after such date.

SECTION 12  CHANGE IN CONTROL

     12.1 Effect of Change in Control

          Notwithstanding any of the provisions of the Plan or any written agreement or grant certificate evidencing Awards granted hereunder, immediately upon a "Change in Control" (as defined in Section 12.2), all outstanding Options and Stock Appreciation Rights granted to Key Employees or Outside Directors, whether or not otherwise exercisable as of the date of such Change in Control, shall accelerate and become fully exercisable and all restrictions thereon shall terminate in order that Optionees and Grantees may fully realize the benefits thereunder, and all restrictions and conditions on all Restricted Stock and Restricted Stock Units granted to Key Employees or Outside Directors shall lapse upon the effective date of the Change of Control. The Committee may determine in its discretion (but shall not be obligated to do so) that any or all holders of outstanding Options and Stock Appreciation Right Awards which are exercisable immediately prior to a Change of Control (including those that become exercisable under this Section 12.1) will be required to surrender them in exchange for a payment, in cash or Common Stock as determined by the Committee, equal to the value of such Options and Stock Appreciation Right Awards (as determined by the Committee in its discretion), with such payment to take place as of the date of the Change in Control or such other date as the Committee may prescribe.

     12.2 Definition of Change in Control

          The term "Change in Control" shall mean the occurrence, at any time during the term of an Award granted under the Plan, of any of the following events:

             (a) The acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") (other than the Company or any benefit plan sponsored by the Company) of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of 30% or more of either (i) the then outstanding shares of the Common Stock (the "Outstanding Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Voting Securities"); or

             (b) Individuals who, as of the Effective Date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least one-third (1/3) of the Board (rounded down to the nearest whole number), provided that any individual whose election or nomination for election was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company; or

             (c) Consummation by the Company of a reorganization, merger or consolidation (a "Business Combination"), in each case, with respect to which all or substantially all of the individuals and entities who were the respective beneficial owners of the Outstanding Common Stock and Voting Securities immediately prior to such Business Combination do not, following such Business Combination, beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination in substantially the same proportion as their ownership immediately prior to such Business Combination of the Outstanding Common Stock and Voting Securities, as the case may be; or

             (d) Consummation of a complete liquidation or dissolution of the Company, or sale or other disposition of all or substantially all of the assets of the Company other than to a corporation with respect to which, following such sale or disposition, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors is then owned beneficially, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Stock and Voting Securities immediately prior to such sale or disposition in substantially the same proportions as their ownership of the Outstanding Common Stock and Voting Securities, as the case may be, immediately prior to such sale or disposition.

             (e) In addition to the foregoing, with respect to any Key Employee covered under this provision, consummation by the Company of a Business Combination, in each case, with respect to which all or substantially all of the individuals and entities who were the respective beneficial owners of the Outstanding Common Stock and Voting Securities immediately prior to such Business Combination do not, following such Business Combination, beneficially own, directly or indirectly, more than 55% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination in substantially the same proportion as their ownership immediately prior to such Business Combination of the Outstanding Common Stock and Voting Securities, as the case may be, and any Key Employees who were employed by the Company and were Optionees or Grantees under the Plan at the time of such Business Combination is terminated other than for Cause or voluntarily leaves the employ of the Company within two (2) years from the date of any such Business Combination as the result of a voluntary termination of employment by such Key Employee within sixty (60) days after any one or more of the following events have occurred:

               (i) failure by the Company to maintain the duties, status, and responsibilities of the Key Employee substantially consistent with those prior to the Business Combination, or

               (ii) a reduction by the Company in the Key Employee's base salary as in effect as of the date prior to the Business Combination, or

               (iii) the failure of the Company to maintain and to continue the
                     Key Employee's participation in the Company's benefit plans as in effect from time to time on a basis substantially equivalent to the participation and benefits of Company employees similarly situated to the Employee.

SECTION 13  RIGHTS AS STOCKHOLDER

     Except as provided in Section 10.4 with respect to an Award of Restricted Stock or Restricted Stock Units, an Optionee or Grantee (or a transferee of any such person pursuant to Section 9) shall have no rights as a stockholder with respect to any Common Stock covered by an Award or receivable upon the exercise of Award until the Optionee, Grantee or transferee shall have become the holder of record of such Common Stock, and no adjustments shall be made for dividends in cash or other property or other distributions or rights in respect to such Common Stock for which the applicable record date is prior to the date on which the Optionee or Grantee shall have become the holder of record of the shares of Common Stock purchased pursuant to exercise of the Award.

SECTION 14  POSTPONEMENT OF EXERCISE

     The Committee may postpone any exercise of an Option or Stock Appreciation Right Awards for such time as the Committee in its sole discretion may deem necessary in order to permit the Company to comply with any applicable laws or rules, regulations or other requirements of the Securities and Exchange Commission or any securities exchange or quotation system upon which the Common Stock is then listed or quoted. Any such postponement shall not extend the term of an Option or Stock Appreciation Right Award, unless such postponement extends beyond the expiration date of the Award in which case the expiration date shall be extended thirty (30) days, and neither the Company nor its directors, officers, employees or agents shall have any obligation or liability to an Optionee or Grantee, or to his or her successor or to any other person.

SECTION 15  TAXES

     15.1 Taxes Generally

          The Company shall have the right to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a participant the amount (in cash, shares or other property) of any applicable withholding or other taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Committee to satisfy all obligations for the payment of such taxes.

     15.2 Payment of Taxes

          A participant, with the approval of the Committee, may satisfy the obligation set forth in Section 15.1, in whole or in part, by (a) directing the Company to withhold such number of shares of Common Stock otherwise issuable upon exercise or vesting of an Award (as the case may be) having an aggregate Fair Market Value on the date of exercise equal to the amount of tax required to be withheld, or (b) delivering shares of Common Stock of the Company having an aggregate Fair Market Value equal to the amount required to be withheld on any date. The Committee may, in its sole discretion, require payment by the participant in cash of any such withholding obligation and may disapprove any election or delivery or may suspend or terminate the right to make elections or deliveries under this
     Section 15.2.

SECTION 16  TERMINATION, AMENDMENT AND TERM OF PLAN

     16.1 The Board or the Committee may terminate, suspend, or amend the Plan, in whole or in part, from time to time, without the approval of the stockholders of the Company provided, however, that no Plan amendment shall be effective until approved by the stockholders of the Company if the effect of the amendment is to lower the exercise price of previously granted Options or Stock Appreciation Rights or if such stockholder approval is required in order for the Plan to continue to satisfy the requirements of Rule 16b-3 under the 1934 Act or applicable tax or other laws.

     16.2 The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award granted hereunder in the manner and to the extent it shall deem desirable, in its sole discretion, to effectuate the Plan. No amendment or termination of the Plan shall adversely affect any Award theretofore granted without the consent of the recipient, except that the Committee may amend the Plan in a manner that does affect Awards theretofore granted upon a finding by the Committee that such amendment is in the best interests of holders of outstanding Options affected thereby.

     16.3 The Plan became effective as of March 22, 2002. An amendment and restatement of the Plan has been adopted and authorized by the Board of Directors for submission to the stockholders of the Company for their approval. If the Plan, as amended and restated, is approved by the stockholders of the Company, the amendment and restatement shall be deemed to have become effective as of May 11, 2005. Unless earlier terminated in accordance herewith, the Plan shall terminate on March 22, 2012. Termination of the Plan shall not affect Awards previously granted under the Plan.

SECTION 17  GOVERNING LAW

     The Plan shall be governed and interpreted in accordance with the laws of the State of Delaware, without regard to any conflict of law provisions which would result in the application of the laws of any other jurisdiction.

SECTION 18  NO RIGHT TO AWARD; NO RIGHT TO EMPLOYMENT

     No person shall have any claim of right to be granted an Award under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee of the Company any right to be retained in the employ of the Company or as giving any member of the Board any right to continue to serve in such capacity.

SECTION 19  AWARDS NOT INCLUDABLE FOR BENEFIT PURPOSES

     Income recognized by a participant pursuant to the provisions of the Plan shall not be included in the determination of benefits under any employee pension benefit plan (as such term is defined in Section 3(2) of the Employee Retirement Income Security Act of 1974) or group insurance or other benefit plans applicable to the participant which are maintained by the Company, except as may be provided under the terms of such plans or determined by resolution of the Committee.

SECTION 20  NO STRICT CONSTRUCTION

     No rule of strict construction shall be implied against the Company, the Committee, or any other person in the interpretation of any of the terms of the Plan, any Award granted under the Plan or any rule or procedure established by the Board.

SECTION 21  CAPTIONS

     All Section headings used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions have been used in the Plan.

SECTION 22  SEVERABILITY

     Whenever possible, each provision in the Plan and every Award at any time granted under the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan or any Award at any time granted under the Plan shall be held to be prohibited by or invalid under applicable law, then such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law, and all other provisions of the Plan and every other Award at any time granted under the Plan shall remain in full force and effect.

SECTION 23  MODIFICATION FOR GRANTS OUTSIDE THE U.S.

     The board may, without amending the plan, determine the terms and conditions applicable to grants of awards to participants who are foreign nationals or employed outside the united states in a manner otherwise inconsistent with the plan if the board deems such terms and conditions necessary in order to recognize differences in local law or regulations, tax policies or customs.

                                   APPENDIX B

                          DENTSPLY INTERNATIONAL INC.
                    AUDIT & INFORMATION TECHNOLOGY COMMITTEE
                                    CHARTER

I. PURPOSE

The primary function of the Audit & Information Technology Committee ("Committee") is to assist the Board of Directors ("Board") in fulfilling its oversight responsibilities related to corporate accounting, financial reporting practices, quality and integrity of financial reports as well as legal compliance, business ethics and review of information technology matters. It shall be the policy of the Committee to maintain free and open communication between the Board, the independent registered public accounting firm, the internal auditors and the management of the company.

II. ORGANIZATION

1.MEMBERS -- The Committee shall be composed of directors who are independent, as defined by the Securities and Exchange Commission and NASDAQ, of the management of the Company and are free of any relationship that, in the opinion of the Board, would interfere with their exercise of independent judgement as a committee member. Committee members shall be nominated by the Board, and the Committee shall be composed of not less than three independent Directors who meet the NASDAQ requirements regarding financial knowledge, experience and expertise.

2.MEETINGS -- The Committee will meet on a regular basis and special meetings will be called as circumstances require. The Committee will meet privately from time to time with representatives of the Company's independent registered public accounting firm, the internal auditor and management. Written minutes will be kept for all meetings.

3.FUNDING -- The Committee shall receive sufficient funding to carry out its functions, including the hiring of outside advisors as deemed appropriate by the Committee.

III. FUNCTIONS

1.INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM -- The Committee shall have responsibility for the appointment, compensation, retention and oversight of the independent registered public accounting firm. These responsibilities shall include, but not be limited to, the following: (a) Advise the Board annually of the firm retained by the Committee to be the Company's independent registered public accounting firm; (b) Instruct the independent registered public accounting firm that they are ultimately responsible to the Board and the Committee; (c) Receive from the independent registered public accounting firm a formal written statement delineating all relationships between the independent registered public accounting firm and the Company, confirming their objectivity and independence, including in regard to scope of services; and (d) Receive direct reports from the independent registered public accounting firm regarding their audit activities and findings.

2.AUDIT PLANS & RESULTS -- Review and approve the plans, scope, fees and results for the annual audit and the internal audits with the independent registered public accounting firm and the internal auditors. Inquire of management and the independent registered public accounting firm if any significant financial reporting issues arose during the current audit and, if so, how they were resolved. Discuss and resolve any significant issues raised by the independent registered public accounting firm in their Letter of Recommendations to Management regarding internal control weaknesses and process improvements. Review the extent of all services and fees to be performed for the Company by its independent registered public accounting firm and approve all engagements of the independent registered public accounting firm for services, including specifically all non-audit related services. The approval of non-audit services may be provided by the Chair of the Committee, provided that such approval shall be reviewed at the next immediate meeting of the Committee and subject to ratification by the Committee.

3.ACCOUNTING PRINCIPLES AND DISCLOSURES -- Review significant developments in accounting rules and recommended changes in the Company's methods of accounting or financial statements. The Committee also shall review with the independent registered public accounting firm the quality and acceptability of the application of the Company's accounting principles to the Company's financial reporting, including any significant proposed changes in accounting principles and financial statements.

4.INTERNAL ACCOUNTING CONTROLS -- Consult with the independent registered public accounting firm regarding the adequacy of internal accounting controls. Inquire as to the adequacy of the Company's accounting, financial, and auditing personnel resources. As appropriate, consultation with the independent registered public accounting firm regarding internal controls should be conducted out of management's presence.

5.INTERNAL CONTROL SYSTEMS -- Review with management and internal auditors the Company's internal control systems intended to ensure the reliability of financial reporting and compliance with applicable codes of conduct, laws, and regulations. Reports on internal audit projects with management responses shall be available for Committee review. Special presentations may be requested of Company personnel responsible for such areas as legal, human resources, information technology, environmental, risk management, tax compliance and others as considered appropriate.

6.INFORMATION TECHNOLOGY -- Review information technology plans with respect to corporate goals, industry trends, and competitive advantages. Review and assess the security of computer systems and applications and contingency plans for computer system breakdowns, particularly with respect to the processing of financial information.

7.COMPLAINT HANDLING -- Review and approve the procedures established for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal controls or auditing matters.

8.OUTSIDE ADVISORS -- The Committee shall directly engage independent advisors when deemed appropriate by the Committee.

In carrying out its responsibilities, the Committee shall remain flexible in its policies and procedures in order that it can best react to changing conditions and environment and to assure to the directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

                                   APPENDIX C

                          DENTSPLY INTERNATIONAL INC.
                     CORPORATE GOVERNANCE COMMITTEE CHARTER

I. PURPOSE

The primary function of the Corporate Governance Committee is to assist the Board of Directors of the Company (the "Board") in the establishment of criteria for the selection and nomination of Board members and to establish policies and procedures for the governance of the Company and the Board. The Committee shall report to the Board on matters relating to the activities of the Committee.

II. ORGANIZATION

A. Members. The Committee shall consist of directors who are independent, as defined by NASDAQ and SEC rules, and are free from any relationship with the Company or management of the Company that, in the opinion of the Board as evidenced by its election of such Committee members, would interfere with the exercise of independent judgment as a Committee member.

B. Meetings. The Committee will meet as often as necessary to carry out its responsibilities. Meetings may be called by the Chairman of the Committee and/or management of the Company. Written minutes of each meeting shall be duly filed in the Company records. Reports of meetings of the Committee shall be made to the Board accompanied by any recommendations to the Board for matters that the Committee determines requires approval of the Board.

III. FUNCTIONS

The Corporate Governance Committee shall have the following specific responsibilities:

     - Review the qualifications of and recommend to the Board (i) those persons to be nominated for membership on the Board who shall be submitted to the shareowners for election at each Annual Meeting of Shareowners and (ii) the nominees for directors to be elected by the Board to fill vacancies and newly created directorships;

     - Establish criteria for membership on the Board of Directors and its Committees, such as depth of experience, business interest and experience, required expertise and qualifications for membership on each Committee;

     - Aid in recruiting and attracting qualified candidates to serve on the Board;

     - Consider and appraise the performance of incumbent members of the Board in determining whether to recommend that they be nominated for re-election;

     - Make recommendations to the Board concerning (i) the size and composition of the Board and (ii) the size and composition of each standing Committee of the Board;

     - Recommend appointments of directors as members of Committees of the Board;

     - Periodically review and recommend Board policies, including, but not limited to: (i) recommending the policy governing retirement of directors from the Board, (ii) recommending the term of office for directors and whether or not the Board should be classified according to terms, (iii) recommending the desirable ratio of employee and non-employee directors, and (iv) reviewing the format of Board meetings and making recommendations for the improvement of such meetings.

     - Approve the acceptance of outside Board seats by Company executives;

     - Review the compensation of the members of the Board for services as a director or member of any Committee of the Board and make recommendations to the Board concerning the fixing of such compensation;

     - Evaluate Company policies relating to the recruitment of directors, including D&O insurance and indemnification and make recommendations to the Board, or any appropriate Board Committee, regarding such matters; and

     - Review periodically, in the light of changing conditions, new legislation, regulations and other developments, the Company's Code of Conduct, and make recommendations to the Board for any changes, amendments and modifications to the Code that the Committee shall deem desirable.

     - Review and report to the Board annually concerning Board member independence as defined by the NASDAQ rules.

                                   APPENDIX D

                          DENTSPLY INTERNATIONAL, INC.
                           HUMAN RESOURCES COMMITTEE
                                    CHARTER

I. PURPOSE

The primary function of the Human Resources Committee is to provide general oversight and assistance to the Board of Directors of the Company (the "Board") for the organizational structure of the Company and the compensation and hiring plans, policies and practices of the Company, including specifically the compensation of the executive officers.

II. ORGANIZATION

A. Composition. The Committee shall consist of directors who are independent, as defined by NASDAQ and SEC rules, and are free from any relationship with the Company or management of the Company that, in the opinion of the Board as evidenced by its appointment of such Committee members, would interfere with the exercise of independent judgment as a Committee member.

B. Meetings. The Committee will meet as often as necessary to carry out its responsibilities. Meetings may be called by the Chairman of the Committee and/or management of the Company. A majority of the Committee shall constitute a quorum. Written minutes of each meeting shall be duly filed in the Company records. Reports of meetings of the Committee shall be made to the Board accompanied by any recommendations to the Board for matters that the Committee determines requires approval of the Board.

III. FUNCTIONS

A. General. The Committee's general responsibility is to oversee the Company's employment, hiring and compensation plans, personnel practices and policies, and assure that the senior executives of the Company and its wholly-owned affiliates are compensated effectively in a manner consistent with the stated compensation strategy of the Company, internal equity considerations, competitive practice, and the requirements of the appropriate regulatory bodies. The Committee shall communicate to shareholders, as deemed appropriate or as required by the Securities and Exchange Commission or other regulatory body, the Company's compensation policies and practices. More specifically, the Committee shall be responsible for the following:

     - Reviewing periodically the appointments, promotions and performance of certain officers of the Company and the potential successors of the principal executive officers of the Company, as the Committee shall designate, and making recommendations to the Board with respect to such matters to the extent it deems appropriate;

     - Review from time to time and approve the Company's stated compensation strategy to ensure that management is rewarded appropriately for its contributions to Company growth and profitability and that the executive compensation strategy supports organization objectives and shareholder interests;

     - Review annually and determine the individual elements of total compensation for the executive management of the Company and communicate in the annual Board Compensation Committee Report to shareholders the factors and criteria on which the executive officers', including the Chief Executive Officer's, compensation for the last year was based;

     - Assure that the Company's executive incentive compensation program(s) are administered in a manner consistent with the Company's compensation strategy as to participation, target annual incentive awards, corporate financial goals, and actual awards paid to executive management;

     - Approve, subject to shareholders approval when appropriate, all new equity-related incentive plans for senior management;

     - Recommend to the Board participants in the Company's Supplemental Executive Retirement Plan;

     - Review the recruitment, hiring and promotion practices of the Company and its subsidiaries in the light of applicable legal requirements and corporate governance policies established by the Board;

     - Receive and review annually or otherwise, as the Committee shall deem appropriate, reports on significant matters and actions taken in connection with the operation and administration of the employee benefits plans of the Company and its subsidiaries;

     - Review with the Chief Executive Officer matters relating to management succession;

     - If appropriate, hire experts in the field of executive compensation and other matters related to the functions of the Committee to assist the Committee with its areas of responsibility; and

     - Such other duties and responsibilities as may be assigned to the Committee, from time to time, by the Board of the Company, or as designated in Company plan documents.

B. Consultants. The Committee shall at all times have the authority to retain and terminate any compensation consultants or other advisors to assist it in any aspect of the evaluation of executive compensation or on any other subject relevant to the Committee's responsibilities, including the authority to approve such consultant's or advisor's fees and other retention terms.

C. Stock Option Plans. Either directly or through delegation to the subcommittee, administer the Company's Stock Option Plans, including but not limited to:

     - Participating in the establishment of option guidelines and general size of overall grants;

     - Making grants;

     - Interpreting the Plans;

     - Determining rules and regulations relating to the Plans;

     - Modifying existing or canceling existing grants and substituting new ones (with the consent of the grantees);

     - Approving any exceptions to receive retiree treatment; and

     - Authorizing foreign subsidiaries to adopt plans pursuant to the provisions of the Plans.

                                   APPENDIX E

                          DENTSPLY INTERNATIONAL, INC.
                    CORPORATE GOVERNANCE GUIDELINES/POLICIES

                               TABLE OF CONTENTS

I.      FUNCTIONS/RESPONSIBILITIES OF THE BOARD OF DIRECTORS........  E-1
II.     SELECTION/SERVICE OF BOARD MEMBERS..........................  E-1

        A.  IDENTIFICATION..........................................  E-1

        B.  NON-DISCRIMINATION......................................  E-1

        C.  INDEPENDENCE............................................  E-2

        D.  CRITERIA FOR THE NOMINATION.............................  E-2

        E.  NUMBER OF BOARD SEATS...................................  E-2

        F.  SIZE OF BOARD...........................................  E-3
III.    TERM........................................................  E-3
        A.  NORMAL TERMS............................................  E-3

        B.  MANAGEMENT DIRECTOR RESIGNATION.........................  E-3

        C.  TERM LIMITS.............................................  E-3
IV.     STOCK OWNERSHIP OF DIRECTORS................................  E-3
V.      BOARD MEETINGS..............................................  E-3

        A.  SCHEDULING OF MEETINGS..................................  E-3

        B.  AGENDA..................................................  E-3

        C.  MANAGEMENT PRESENTATIONS................................  E-3

        D.  EXECUTIVE SESSIONS......................................  E-4
VI.     ATTENDANCE..................................................  E-4
        A.  BOARD MEETINGS..........................................  E-4

        B.  ANNUAL SHAREHOLDERS MEETING.............................  E-4
VII.    LEAD DIRECTOR...............................................  E-4
VIII.   BOARD COMMITTEES............................................  E-4
        A.  GENERALLY...............................................  E-4

        B.  CHARTERS................................................  E-4

        C.  ADVISORS................................................  E-4

        D.  COMMITTEE ASSIGNMENTS...................................  E-5

        E.  COMMITTEE MEETINGS......................................  E-5
IX.     COMPENSATION................................................  E-5
X.      SELF-EVALUATION BY THE BOARD................................  E-5
XI.     DIRECTOR EDUCATION..........................................  E-5
XII.    EXPENSES....................................................  E-5
XIII.   CAPITAL EXPENDITURES........................................  E-6
XIV.    COMMUNICATION WITH THE BOARD................................  E-6

        A.  GENERAL COMMUNICATIONS..................................  E-6

        B.  DIRECTOR NOMINATIONS....................................  E-6

                          DENTSPLY INTERNATIONAL INC.

                    CORPORATE GOVERNANCE GUIDELINES/POLICIES

                              (Revised July 2004)

The following Corporate Governance Guidelines have been adopted by the Board of Directors of the Corporation to assist the Board in the exercise of its responsibilities. These Corporate Governance Guidelines reflect the Board's commitment to monitor the effectiveness of policy and decision making both at the Board and management level. These Corporate Governance Guidelines shall be reviewed by the Board, through the Governance Committee (or successor thereof), on a periodic basis and are subject to modification from time to time by the Board.

I.   Functions/Responsibilities of the Board of Directors

     The Directors shall have the authority to manage the business and affairs of the Corporation in accordance with the Delaware General Corporation law and as set forth in the By-Laws. Directors shall discharge the duties of their positions in good faith, in a manner reasonably believed to be in the best interests of the Corporation and with such care, including reasonable inquiry, skill and diligence as a person of ordinary prudence would use under similar circumstances. The responsibility of the Board of Directors is to supervise and direct the management of the Corporation. To that end, the Board of Directors (references to the Board include the Committees of the Board, as applicable) shall have the following duties:

        (1) Overseeing the conduct of the Corporation's business to evaluate whether the business is being properly managed;
        (2) Reviewing and, where appropriate, approving the Corporation's major financial objectives, plans and actions;
        (3) Reviewing the Corporation's financial statements;
        (4) Assessing major risk factors relating to the Corporation and its performance, and reviewing measures to address and mitigate such risks;
        (5) The selection and appointment and regularly evaluating the performance and approving the compensation of the Chief Executive Officer and, with the advise of the Chief Executive Officer, the principal senior executives; and
        (6) Planning for succession with respect to the position of Chief Executive Officer and monitoring management's succession planning for other key executives.

     The Chief Executive Officer, working with the other executive officers of the Corporation and its affiliates, shall have the authority and responsibility for managing the business of the Corporation in a manner consistent with the standards of the Corporation, and in accordance with any specific plans, instructions or directions of the Board.

     The Chief Executive Officer shall seek the advice and, in appropriate situations, the approval of the Board with respect to extraordinary actions to be undertaken by the Corporation, including those that would make a significant change in the financial structure or control of the Corporation, the acquisition or disposition of any significant business or the entry of the Corporation into a major new line of business.

II.  Selection/Service of Board Members

     A. Identification. The responsibility for the selection of new Directors resides with the Board and shareholders. The identification, screening and recommendation process has been delegated to the Governance Committee, which reviews candidates for election as Directors and annually recommends a slate of Directors for approval by the Board and election by the shareholders. New Directors shall be the subject of and must satisfactorily pass a background check.

     B. Non-Discrimination. Potential candidates for membership on the Board and Committees of the Board shall not be denied consideration by reason of race, sex, religion, color or ethnicity. Nor shall any candidate be approached or selected solely because of any such reason.

     C. Independence. It is intended that the Board be comprised of a strong majority of independent Directors and no less than are required by NASDAQ or applicable law. Independence shall be defined as provided by the rules of NASDAQ and any applicable law. The Board, in consultation with the Company's Secretary, shall undertake an annual review of the independence of all non-employee Directors. In advance of the meeting at which this review occurs, each non-employee Director shall provide to the Corporation for presentation to the Board, full information regarding the Director's business and other relationships with the Corporation and its affiliates and with senior management and their affiliates to enable the Board to evaluate the Director's independence.

        Directors have an affirmative obligation to inform the Board of any material changes in their circumstances or relationships that may impact their designation by the Board as "independent." This obligation includes all business relationships between Directors and the Corporation and its affiliates or members of senior management and their affiliates, whether or not such business relationships are subject to the approval requirement set forth in the following provision.

     D.  Criteria for the Nomination:

          1. The Governance Committee shall consider for selection as Directors those persons:

             a. who have the proven ability and experience to bring informed, thoughtful and well-considered opinions to corporate management and the Board;

             b. who have the competence, maturity and integrity to monitor and evaluate the Corporation's management, performance and policies;

             c. who have the willingness and ability to devote the necessary time and effort required for service on the Board;

             d. who have the capacity to provide additional strength, diversity of view and new perceptions to the Board and its activities;

             e. who have the necessary measure of self-confidence and articulateness to ensure ease of participation in Board discussion; and

             f. who hold or have held a senior position with a significant business Corporation or a position of senior leadership in an educational, medical, religious, or other non-profit institution or foundation of significance.

          2. Not more than one person who is or was employed, within a two (2) year period, by the same company or organization (other than the Corporation, directly or indirectly) may simultaneously serve as a Director.

          3. Persons who have attained the age of 70 shall not be eligible for election or re-election as a Director.

          4. Any Director who (i) retires from; or (ii) discontinues their active employment with the business or other enterprise with which they were primarily affiliated at the time of their most recent election to the Board; or (iii) incurs a significant reduction in responsibilities, title or activities as related to the time of their most recent election to the Board, shall submit their resignation upon the occurrence of any of the aforesaid events. The Governance Committee will review with the Board the effects of this change upon the interests of the Company and recommend to the Board whether to accept the resignation.

     E. Number of Board Seats. The Corporation does not have a policy limiting the number of other company boards of directors upon which a Director may sit. However, the Governance Committee shall consider the number of other company boards and other boards (or comparable governing bodies) on which a prospective nominee is a member. It is the sense of the Board that prospective Directors should simultaneously serve on no more than 2-4 other company Boards, depending on their personal circumstances.

        Directors are expected to advise the Chairman of the Board and the Chairman of the Governance Committee in advance of accepting any other company directorship or any assignment to the audit committee or compensation committee of the board of directors of any other company.

     F. Size of Board. The by-laws of the Corporation provide that the size of the Board of Directors shall consist of not more than thirteen (13) Directors. The Board shall determine the number of Directors as deemed appropriate by the Board, subject to the Corporation's by-laws.

III. Term

     A. Normal Terms. The Board of Directors are classified into three classes. Each class of Directors is elected for three year terms at the annual meeting of shareholders on the third anniversary of their previous election. Any vacancy in the Board for any reason, including a vacancy resulting from an increase in the number of Directors, may be filled by action of the Board of Directors. Directors shall hold office from the time of their election and qualification and shall serve until the election and qualification of their successor or until such Director's earlier death, resignation, disqualification or removal.

     B. Management Director Resignation. A Director who also is an officer of the Corporation, who either resigns or retires their officer position, shall simultaneously submit their resignation as a Director, acceptance of which shall be at the discretion of the other Board members.

     C. Term Limits. The Board does not believe it should establish term limits. While term limits could help ensure that there are fresh ideas and viewpoints available to the Board, they hold the disadvantage of losing the contribution of Directors who have been able to develop, over a period of time, increasing insight into the Corporation and its operations and, therefore, provide an increasing contribution to the Board as a whole.

IV. Stock Ownership of Directors

     It is the policy of the Board that all Directors hold an equity interest in the Corporation. Toward this end, the Board expects that all Directors own, or acquire within five years of first becoming a Director, shares of common stock of the Corporation (including share units held under the Corporation's Board of Directors Deferred Compensation Plan, or any successor plan) having a market value of at least five times the annual retainer paid to Board members. The Board recognizes that exceptions to this policy may be necessary or appropriate in individual cases, and may approve such exceptions from time to time as it deems appropriate.

V.  Board Meetings

     A. Scheduling of Meetings. The Chairman, in consultation with the other members of the Board, shall determine the timing and length of the meetings of the Board. The Board expects that five to six meetings at appropriate intervals are in general desirable for the performance of the Board's responsibilities. In addition to regularly scheduled meetings, additional Board meetings may be called upon appropriate notice at any time to address specific needs of the Corporation. A special meeting of the Board may be called at any time by the Chief Executive Officer, the Chairman, or by members of the Board of Directors constituting no less than a majority of the total number of independent Directors then in office. Participation in such special meetings may be by means of conference telephone.

     B. Agenda. The Chairman and Chief Executive Officer shall establish the agenda for each Board meeting. Each Director shall be entitled to suggest the inclusion of items on the agenda, request the presence of or a report by any member of the Corporation's senior management, or at any Board meeting raise subjects that are not on the agenda for that meeting. Subject to reasonable exception, Directors shall be advised of significant agenda items and shall be furnished with appropriate supporting materials in advance of meetings of the Board and Committees of the Board.

     C. Management Presentations. Management shall make presentations to the Board on the performance, operations and significant activities of the Corporation.

     D. Executive Sessions. The Board shall meet in regularly scheduled Executive Sessions no less than twice per year. These meetings shall take place without the participation of the Chief Executive Officer or other members of the Corporation's management and non-independent Directors to deal with such other matters as the Lead Director and participating Directors may deem appropriate. Additional Executive Sessions may be scheduled from time to time as determined by a majority of the independent Directors in consultation with the Lead Director. This Session, or portion thereof, will be chaired by the Lead Director and if the Lead Director is not present, then by the Chairman of the Committee for the relevant subject matter discussed in the Session.

VI. Attendance

     A. Board Meetings. It is expected that Board Members will make every effort to attend Board Meetings and meetings of their respective Committees, with the expectation that Board Members will attend no less than collectively seventy-five percent (75%) of such meetings, except when exceptional circumstances prevent such attendance.

     B. Annual Shareholders Meeting. It is expected that Board Members will attend the Annual Shareholders Meeting, except when exceptional circumstances prevent such attendance.

VII. Lead Director

     An independent Director shall act in a lead capacity to perform certain functions ("Lead Director") as outlined below. The Lead Director will be elected annually by the independent Directors.

     The Lead Director's responsibilities are to:

          (a)  preside at the Executive Sessions of the independent Directors;

          (b) provide the Chairman with input into the agenda for the Board meetings, to the extent necessary, on behalf of the independent Directors and establish the agenda for Executive Sessions of independent Directors; and

          (c) act as the principal liaison between the independent Directors, the Chairman and the CEO, and keep the Chairman advised of activities of the independent Directors.

VIII. Board Committees

     A. Generally. Standing or temporary committees, consisting of two or more Directors, may be appointed by the Board from time to time. The Board may vest committees with such power and authority as the Board determines appropriate, subject to such limitations as are set forth in the Delaware General Corporation law and the Corporation's Certificate of Incorporation and By-Laws. The Governance Committee shall consider and recommend to the Board the rotation of Committee memberships and chairmanships, as determined appropriate. The Board does not have a practice of automatic rotation of Committee chairs and members after a set time period. There are many reasons to maintain an individual Director on a specific Committee, including continuity and subject matter expertise necessary for an effective Committee. There are currently four standing committees:

          - Executive Committee
          - Audit & Information Technology Committee ("Audit Committee")
          - Human Resources Committee
          - Corporate Governance Nominating Committee ("Governance Committee")

     B. Charters. Each standing Committee (other than the Executive Committee) shall have a written charter of responsibilities, duties and authorities, which shall periodically be reviewed by the Board. Each Committee shall report to the full Board, as deemed necessary, with respect to its activities, findings and recommendations.

     C. Advisors. Each Committee shall have full power and authority to retain the services of such advisers and experts, including counsel, as the Committee deems necessary or appropriate with respect to specific matters within its purview.

     D. Committee Assignments. The Governance Committee, after consideration of the desires, experience and expertise of individual Directors, shall recommend to the Board the assignment of Directors to Committees, including the designation of Committee Chairs. In acting upon such recommendation and report, the full Board shall give consideration to the following objectives:

          - the target size of each Committee should be three or five members, unless circumstances call for an exception;
          - Committee, Chairmanship and membership should be considered for rotation periodically, subject to any applicable legal, regulatory and stock exchange listing requirements; and
          - The Audit, Human Resources Board and Governance Committees shall be composed entirely of independent Directors. The Executive Committee shall include the Chief Executive Officer of the Corporation.

     E. Committee Meetings. Each Committee Chair, in consultation with the Chairman of the Board, Committee member and management of the Corporation shall establish agendas and set meetings at the frequency and length appropriate and necessary to carry out the Committee's responsibilities. Any Director who is not a member of a particular Committee may attend any Committee meeting with the concurrence of the Committee Chair or a majority of the members of the Committee.

IX. Compensation

     Outside Directors shall be appropriately compensated for their service on the Board. This compensation shall take into consideration the amount of time required to be devoted to Board activities, the risks of such positions and the competitiveness of the compensation levels. Compensation is subject to change at the discretion of the Board. The current compensation paid to Outside Directors shall be; an annual retainer of $30,000; a $1,000 Board meeting fee; and, a $1,000 committee meeting fee. Further, the Chairman of a Board Committee and the Lead Director shall each be paid an additional annual fee of $4,000 (Chairman's Fee"), provided that a Board member shall be paid only one Chairman's Fee regardless of the number of chairmanships. Board members may also receive stock option grants under the Corporation's Stock Option Plan(s). The Company has adopted a deferred compensation plan which allows Directors to defer payment of their Board compensation. This plan may be changed from time to time.

X.  Self-Evaluation by the Board

     The Governance Committee will sponsor an annual self-assessment of the Board's performance as well as the performance of each committee of the Board, the results of which will be discussed with the full Board and each committee. The Governance Committee will also utilize the results of this self-evaluation process in assessing and determining the characteristics and critical skills required of prospective candidates for election to the Board and making recommendations to the Board with respect to assignments of Board members to various committees.

XI. Director Education

     The Corporation shall assist the Board by providing appropriate orientation programs for new Directors, which shall be designed both to familiarize new Directors with the full scope of the Corporation's businesses and to assist new Directors in developing and maintaining skills necessary or appropriate for the performance of their responsibilities. The Board and the Company's management shall similarly work together to develop and implement appropriate continuing education programs for the same purposes.

XII. Expenses

     Directors shall be reimbursed for ordinary, necessary and reasonable expenses incident to their service on the Board and to their attendance at meetings of the Board, Committees of the Board and shareholders.

     Requests for reimbursement for expenses over $75.00 must be accompanied by a receipt for such expenses. Directors shall be reimbursed for air travel expenses not exceeding the first-class commercial air travel rate. All such requests are to be forwarded to the Secretary of the Corporation.

XIII. Capital Expenditures

     Management shall submit to the Board an Annual Capital Expenditure Budget for Board approval at the same time the Annual Operating Budget is submitted.

     While the Capital Expenditure Budget will outline anticipated projects, the projects may change at the discretion of management as long as total annual capital expenditures do not exceed the total Annual Budget and subject to the individual expenditure approval levels established by the Board. If management anticipates that expenditures will exceed the amount budgeted, it must obtain Board approval for amounts that exceed the approved budget. Management authority to approve funding for individual expenditures within the scope of the approved budget is as follows:

Up to $25,000                                Division General Manager
Greater than $25,000 to $75,000              Senior Vice President
Greater than $75,000 to $600,000             President/Chief Operating Officer
Greater than $600,000 to $2 million          Chair/Chief Executive Officer
Greater than $2 million                      Board of Directors

     XIV. Communication with the Board

     A. General Communications. All Board members, including their Committee assignments, are identified each year in the Company's Proxy Statement. Communications which are intended for Board members can be sent to the Company's Secretary at the Company's Headquarters for delivery to individual Board members. All mail received will be opened and screened for security purposes and mail determined to be appropriate will be delivered to the respective Board member to which the communication is addressed. Mail addressed to "Outside Directors" or "Non-Management Directors" will be forwarded or delivered to the Chairman of the Governance Committee. Mail addressed to the "Board of Directors" will be forwarded or delivered to the Chairman of the Board.

     B. Director Nominations. The Directors welcome and are willing to consider recommendations from shareholders for Director nominations. Shareholders desiring to make candidate recommendations for the Board may do so by submitting nominations to the Company or the Company's Governance Committee, in accordance with the Company's Bylaws and addressed to the Corporate Secretary or to the Chairman of the Governance Committee at the following address: DENTSPLY International Inc., 221 West Philadelphia Street, York, Pennsylvania 17405-0872.

THESE GUIDELINES/POLICIES SHALL BE SUBJECT TO CHANGE AS REQUIRED BY LAW OR AS DEEMED APPROPRIATE BY THE BOARD OF DIRECTORS.

{DENTSPLY LOGO}               VOTE BY INTERNET - WWW.PROXYVOTE.COM
                              Use the Internet to transmit your voting
                              instructions and for electronic delivery of
                              information up until 11:59 P.M. Eastern Time the
DENTSPLY WORLD HEADQUARTERS   day before the cut-off date or meeting date. Have
SUSQUEHANNA COMMERCE CENTER   your proxy card in hand when you access the web
221 WEST PHILADELPHIA ST.     site and follow the instructions to obtain your
YORK, PA 17405-0872           records and to create an electronic voting
                              instruction form.

{BARCODE}                     ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER
                              COMMUNICATIONS
                              If you would like to reduce the costs incurred by DENTSPLY International Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

                              VOTE BY PHONE - 1-800-690-6903
                              Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.


                              VOTE BY MAIL
                              Mark, sign and date your proxy card
                              and return it in the postage-paid
                              envelope we have provided or return to
                              DENTSPLY International Inc., c/o ADP,
                              51 Mercedes Way, Edgewood, NY 11717.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: {X}

                                              KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

--------------------------------------------------------------------------------

DENTSPLY INTERNATIONAL INC.


VOTE ON DIRECTORS
             FOR    WITHHOLD    FOR ALL     To withhold authority to vote, mark
             ALL      ALL       EXCEPT      "For All Except" and write the
             { }      { }        { }        nominees's number on the line below.

Prop 1 - Directors                          ___________________________________
         01) MICHAEL C. ALFANO, D.M.D.
         02) ERIC K. BRANDT
         03) WILLIAM F. HECHT
         04) FRANCIS J. LUNGER


VOTE ON PROPOSALS                                      FOR   AGAINST   ABSTAIN

Prop 2 - PROPOSAL TO RATIFY THE APPOINTMENT OF
         PRICEWATERHOUSECOOPERS LLP, INDEPENDENT       { }     { }       { }
         ACCOUNTANTS, TO AUDIT THE BOOKS AND
         ACCOUNTS OF THE COMPANY FOR THE YEAR
         ENDING DECEMBER 31, 2005.

Prop 3 - PROPOSAL TO APPROVE THE DENTSPLY
         INTERNATIONAL INC. 2002 AMENDED AND           { }     { }       { }
         RESTATED EQUITY INCENTIVE PLAN.


*NOTE*   SUCH OTHER BUSINESS AS MAY PROPERLY COME
         BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF

 For comments, please check this box and write
 them on the back where indicated                      { }

                                                       YES    NO

Please indicate if you plan to attend this meeting     { }    { }

HOUSEHOLDING ELECTION - Please indicate if you
consent to receive certain future investor
communications in a single package per household       { }    { }


-------------------------------------------
Signature {PLEASE SIGN WITHIN BOX}   Date


-------------------------------------------
Signature (Joint Owners)             Date

       DO NOT RETURN PROXY CARD IF YOU ARE VOTING BY INTERNET OR TELEPHONE
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Solicited on behalf of the Board of Directors of DENTSPLY International Inc.

The undersigned stockholder of DENTSPLY International Inc. (the "Company") hereby appoints Brian M. Addison as the attorney and proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock, par value $.01 per share, of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of the Stockholders of the Company, to be held at the Company's Employee Meeting Room at DENTSPLY International Inc., 570 West College Avenue, York, Pennsylvania, on Wednesday, May 11, 2005, commencing at 9:30 a.m., local time, and at any adjournment or postponement thereof, as indicated on the reverse side.

This proxy also provides voting instructions for shares held by T. Rowe Price Retirement Plan Services, Inc., the trustee for the DENTSPLY International Inc. Employee Stock Ownership Plan (the "ESOP") and/or the DENTSPLY International Inc. 401(k) Savings Plan (the "401(k)"). I hereby instruct you to (a) vote the shares of Common Stock, par value $.01 per share ("Common Stock") of DENTSPLY International Inc. (the "Company") allocated to my ESOP and/or 401(k) account in accordance with the directions on the reverse side and (b) to grant a proxy to the proxy nominated by the Company's Board of Directors authorizing him to vote in his discretion upon such other matters as may properly come before the meeting.

This proxy/voting instruction card is solicited pursuant to a separate Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged. This card should be voted by mail, Internet or telephone, in time to reach the Company's tabulator, Automatic Data Processing, by 11:59 p.m. Eastern Time on Tuesday May 10, 2005, for all registered shares to be voted and by 5:00 p.m. Eastern Time on Friday, May 6, 2005, for the Trustee to vote the Plan shares.


Comments:
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(If you noted any Comments above, please mark corresponding box on the reverse side.)

(Continued and to be signed on reverse side.)